AS FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION
                                   ON 03/17/99

                               FILE NOS: 811-08228
                                    33-73248

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [  ]
Pre-Effective Amendment No.                                           [  ]
Post-Effective Amendment No.                                          [ 9]

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                    [  ]
Amendment No.                                                         [10]

                        (Check appropriate box or boxes.)


                                THE TIMOTHY PLAN
                         -------------------------------
               (Exact name of Registrant as Specified in Charter)

                           1304 West Fairbanks Avenue
                              Winter Park, FL 32789
                            ------------------------
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                  407-644-1986
                                  ------------

                   ARTHUR D. ALLY, 1304 WEST FAIRBANKS AVENUE
                              WINTER PARK, FL 32789
                                  407-644-1986
                     ---------------------------------------
                     (Name and Address of Agent for Service)


                     Please send copy of communications to:
                             DAVID D. JONES, ESQUIRE
                            518 Kimberton Road, # 134
                        Phoenixville, Pennsylvania 19460
                                  610-718-5381
                                  ------------

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):


/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on March 1, 1999 pursuant to paragraph (a)(3)
/ /  75 days after filing pursuant to paragraph (a)(2)
/X/  on May 1, 1999 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

A Rule 24f-2 Notice for the year ended December 31, 1998 was filed on March 1, 1999.

TOTAL NUMBER OF PAGES _____
EXHIBIT INDEX BEGINS
ON PAGE               _____

                                THE TIMOTHY PLAN

                              CROSS-REFERENCE SHEET
                            (As required by Rule 495)


ITEM NO. ON FORM N-1A                       CAPTION OR SUBHEADING IN PROSPECTUS
---------------------                       -----------------------------------
                                            OR STATEMENT OF ADDITIONAL INFORMATION
                                            --------------------------------------

PART A - INFORMATION REQUIRED IN PROSPECTUS
-------------------------------------------
1.   Front and Back Cover Pages.            Cover Page; Back Cover Page

2.   Risk/Return Summary: Investments,
     Risks, and Performance.                Risk/Return Summary; Financial Highlights;
                                            Fees and Expenses

3.   Risk/Return Summary/ Fee Table.        Fees and Expenses

4.   Investment Objectives, Principal       Risk/Return Summary; Investment Objectives
     Investment Strategies, and Related     and Policies, Risk Factors
     Risks

5.   Management's  Discussion of            Not covered in  Prospectus.  Included in Annual
     Fund Performance                       Report of Fund, dated December 31, 1998.

6.   Management, Organization and           The Timothy Plan; Management of the
     Capital Structure                      Fund; Fund Service Providers; General Information

7.   Shareholder Information                Investing in the Funds; How to Sell (Redeem)
                                            Your Shares; Distribution Fee;  Federal Taxes;
                                            General Information; Brokerage Allocation;
                                            Dividends and Distributions; Shareholder Services

8.   Distribution Arrangements              Distribution Fee; Brokerage Allocation

9.   Financial Highlights Information       Financial Highlights




PART B. STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------

10.  Cover Page and Table of Contents       Cover Page;  Table of Contents

11.  Fund History                           Not covered in Statement of Additional
                                            Information (covered under Item 6 of Part A)

12.  Description of the Fund and its        The Timothy Plan Investments; Investment
     Investments and Risks                  Restrictions; Investment Adviser; Investment
                                            Managers

13.  Management of the Fund.                Investment Adviser; Investment Managers;
                                            Officers and Trustees of the Trust; General
                                            Information

14.  Control Persons and Principal          Officers and Trustees of the Trust; Also covered
     Holders of Securities.                 In Part A, Item 6.

15.  Investment Advisory and other          Investment Adviser; Investment Managers
     Services.

16.  Brokerage Allocation and Other         Underwriter; Allocation of Portfolio Brokerage;
     Practices                              Distribution Plans

17.  Capital Stock and Other                Taxation; General Information
     Securities.

18.  Purchase, Redemption and Pricing       Purchase of Shares; Redemptions
     of Securities Being Offered

19.  Taxation of the Fund.                  Taxation; General Information

20.  Underwriters                           Underwriter; Administrator; Distribution Plans
     and Transfer Agents

21.  Calculations of Performance Data.      Performance; Financial Statements

22.  Financial Statements                   Financial Statements.

PART C

Information required to be included in PART C is set forth under the appropriate Item, so numbered, in PART C of the Registration Statement.
------------------------------------------------------------------------------

                                THE TIMOTHY PLAN
                                  (the "Trust")
                                   PROSPECTUS
                                   May 1, 1999

     This Prospectus offers the following Portfolios ("Funds") of the Trust:

The Timothy Plan Small-Cap Fund         The Timothy Plan Mid-Cap Fund
(Formerly the Timothy Plan Series)

The Timothy Plan Fixed-Income Fund      The Timothy Plan Money Market Fund

The Timothy Plan was established to provide an investment alternative for people who want to invest according to certain ethical standards. Each Fund invests in a different market segment, and each Fund has its own investment objectives. However, all the Funds have one thing in common. They do not invest in any company that is involved in the business of alcohol production, tobacco production or casino gambling, or which are involved, either directly or indirectly, in pornography or abortion.

            The Funds are distributed through Timothy Partners, Ltd.
             1304 West Fairbanks Avenue, Winter Park, Florida 32789.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses
Investing In The Funds
How To Sell (Redeem) Shares
Dividends and Distributions
The Timothy Plan
Management of the Fund
Brokerage Allocation
Fund Service Providers
Federal Taxes
General Information
Distribution Fees
Financial Highlights
--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, as a matter of fundamental policy, none of the Funds in the Trust invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which are involved, either directly or indirectly, in pornography or abortion. Such companies are referred to throughout this Prospectus as "Excluded Securities". Excluded Securities will not be purchased by any Fund of the Trust. Timothy Partners Ltd.("TPL") is investment adviser to the Funds, and is responsible for determining those companies that are Excluded Securities.

Because none of the Funds will invest in Excluded Securities, the pool of securities from which each Fund may choose may be limited to a certain degree. Although TPL believes that each Fund can achieve its investment objective within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on a Fund's performance. However, "Total Return" is more than just numbers. It is also investing in a way that supports and reflects your beliefs and ideals. Each of our Funds strives to maximize both kinds of total return.

--------------------------------------------------------------------------------

THE TIMOTHY PLAN SMALL-CAP FUND
The Fund's investment objective is long-term capital growth. Its secondary objective is current income. The Fund seeks to achieve its objectives by primarily investing in small-cap stocks and American Depository Receipts. Small-Cap stocks is a reference to the common stock of smaller companies-companies whose total market capitalization is greater than $200 Million and less than $6 Billion. American Depository Receipts ("ADRs") are certificates issued by United States banks to evidence an ownership interest in an underlying non-USA company's stock. ADRs generally trade on United States Stock Exchanges in the same way that American common stock trades.

In choosing the securities in which to invest, the Fund will use extensive fundamental analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Fund may also invest up to 30% of its net assets in a variety of other securities, and for temporary defensive purposes, may invest up to 100% of its assets in obligations of the United States Government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

PRIMARY RISKS
The primary risk of investing in the Fund is the risk of loss due to price declines in stocks held by the Fund. Your risk of loss is greater if you hold your shares for a short period of time. Because the Fund is an equity fund and invests in smaller companies, it is subject to the risks inherent in the stock market in general, and the risks of investing in smaller companies in particular. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time. Smaller companies are particularly susceptible to price swings, because, due to their size, they often do not have the resources available to them that are available to larger companies. However, the stock market, although more volatile than other types of investments, historically has outperformed other types of investments over the long term. Small cap stocks, although more susceptible to price movements, also enjoy growth potential that is often not available for larger companies. As a result, prudent investing in smaller companies can result in greater capital growth than investing in larger companies.

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.
--------------------------------------------------------------------------------

The bar chart and table below help show the returns and risks of investing in the Fund. They show changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the S&P 500 Index** during each period. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.

PERFORMANCE BAR
CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS FOR CLASS A SHARES AS OF 12/31


                                                21.35%(1)
                              12.59%         ------------
             7.93%         ---------         ------------
          --------         ---------         ------------
--------------------------------------------------------------------------------
(2.84)%                                                       ----------
                                                                 (10.50%)

March 21, 1994*     Year Ended     Year Ended      Year Ended     Year Ended
Through             Dec. 31, 1995  Dec. 31, 1996   Dec. 31, 1997  Dec. 31, 1998
Dec. 31, 1994

                       Best Quarter:  4th Qtr   199815.29%
                       Worst Quarter: 3rd Qtr   1998(23.18)%

Average Annual Total Returns (For Periods ending on December 31, 1998)(1)
-------------------------------------------------------------------------

                             Class A*       Class B(2)    Russell 2000 Index**
                             --------       ----------    --------------------

One Year                     (10.50)%       (11.26)%      -----%
Inception                    ----%          ----%         -----%

* Class A shares commenced investment operations on March 21, 1994.
** The  Russell  2000  Index is a  widely  recognized,  unmanaged  index of 2000 small-capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

(1) Total Return Calculation does not reflect sales load.
(2) Class B Shares commenced investment operations on August 25, 1995
--------------------------------------------------------------------------------

THE TIMOTHY PLAN MID-CAP FUND
The Fund's investment objective is long-term capital growth. Its secondary objective is current income. The Fund seeks to achieve its objectives by primarily investing in common stock and ADRs. The Mid-Cap Fund will invest in the common stock of companies whose total market capitalization exceeds $6 Billion. Because the Fund will invest in larger companies, it may not be subject to the same level of price volatility as the Small-Cap Fund. Also, larger companies may pay a regular dividend, and the Fund will benefit from such investments to a greater degree than the Small-Cap Fund, since smaller companies are less likely to pay regular dividends.

In choosing the securities in which to invest, the Fund will use extensive fundamental analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Fund may also invest up to 30% of its net assets in a variety of other securities, and for temporary defensive purposes, may invest up to 100% of its assets in obligations of the United States Government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

PRIMARY RISKS
Investing in larger companies is designed to decrease the risk of loss to the Fund and to provide for long term growth with some potential for current income. Larger companies, because of their increased management depth, broader market affiliations, and capital resources, offer the potential for long-term growth with reduced risk. The primary risk of investing in the Fund is the risk of loss due to price declines in stocks held by the Fund. Your risk of loss is greater if you hold your shares for a short period of time. Because the Fund is an equity fund, it is subject to the risks inherent in the stock market that were described above. It is also subject to the same potential for outperforming other types of investments.

You should be aware that, like all the Timothy Plan Funds, the Fund is subject to the ethical restrictions on investing described on the front page of this Prospectus. Accordingly, the Fund may have difficulty investing in a variety of "Large-Cap" companies because of the likelihood that such company will be involved, directly or indirectly, in a prohibited activity. You should also be aware that this is a new Fund without an operating history, and this lack of operating history may pose additional risks.

The Fund is appropriate for investors who understand the risks of investing in common stock and who are willing to accept some volatility and risk.
--------------------------------------------------------------------------------

THE TIMOTHY PLAN FIXED-INCOME FUND
The Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities and preferred securities. The Fund will only purchase securities for the Fund that are investment grade. This means that the security has a rating of at least "AA" as rated by Standard & Poors or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund's investment manager has determined that the security is of comparable credit quality to similar rated securities.

In managing its portfolio, the Fund concentrates on sector analysis, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

During periods of uncertainty, the Fund may invest up to 100% of its assets in obligations of the United States Government, its agencies and instrumentalities, commercial paper, certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

PRIMARY RISKS
The major factors influencing the Fund's performance are interest rates and credit risk. When interest rates rise, bond prices fall; the higher the Fund's duration ( a calculation reflecting time risk, taking into account both the average maturity of the Fund's portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fund will only invest in investment grade bonds. If certain industry sectors or types of securities don't perform as well as the Fund expects, the Fund's performance could suffer. This is also a new Fund without an operating history, and this lack of history could pose additional risks to the Fund.

This Fund is appropriate for investors who want a high level of current income and are willing to accept a minor degree of volatility and risk.
--------------------------------------------------------------------------------

THE TIMOTHY PLAN MONEY MARKET FUND
The Fund seeks a high level of current income consistent with the preservation of capital. The Fund also attempts to maintain a stable net asset value of $1.00. In pursuing these goals, the Fund will invest primarily in short term debt instruments, such as obligations of the U.S. Government and its agencies, certificates of deposit, bankers acceptances, commercial paper, and short-term corporate notes. The Fund may also invest in repurchase agreements. Under normal circumstances, the Fund will not invest in any security with a maturity in excess of 397 days.

The Fund will use the amortized cost method to compute its net asset value. This means that securities purchased by the Fund are not marked to market. Instead, any premium paid or discount realized will be amortized or accrued over the life of the security and credited/debited daily against the total assets of the Fund. This also means that, under most circumstances, the Fund will not sell securities prior to maturity date except to satisfy redemption requests.

The Fund will only purchase securities for the Fund that are investment grade. This means that the security has a rating of at least "AA" as rated by Standard & Poors or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund's investment manager has determined that the security is of comparable credit quality to similar rated securities

PRIMARY RISKS
The major factors influencing the Fund's performance are interest rates and credit risk. The Fund will minimize credit risk by purchasing only high quality investment grade securities. The Fund will minimize interest rate risk by limiting the maturity range of its securities. You should be aware that although the Fund will take all reasonable steps to maintain a stable net asset value, extraordinary events may transpire which prevent the Fund from doing so. Also, this is a new Fund without a prior operating history, and this lack of history could pose additional risks to the Fund.

The Fund is appropriate for investors who are seeking a high level of current income and preservation of capital.
--------------------------------------------------------------------------------

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Timothy Plan Small Cap Fund ("Small-Cap"), Timothy Plan Mid-Cap Fund ("Mid-Cap"), and Timothy Plan Fixed-Income Fund ("Fixed").

                                                    CLASS A                        CLASS B                      CLASS C
Shareholder Transaction Expenses:          Small      Mid      Fixed      Small      Mid      Fixed      Small    Mid     Fixed
-------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON PURCHASES          5.50%1     4.25%    4.25%      none       none     none       none     none    none
(as a percentage of offering price)
MAXIMUM DEFERRED SALES CHARGES             none       none     none       5.00%2     5.00%    5.00%      none     none    none
(as a percentage of the lesser of original
purchase price or redemption proceeds)
REDEMPTION FEES                            none*      none*    none*      none       none     none       none     none    none
(as a percentage of amount redeemed)
EXCHANGE FEES                              none       none     none       none       none     none       none     none    none

1. Class A shareholders of the Small-Cap Fund who purchased shares on or before September 22, 1997 are not subject to the front-end sales load on future purchases.
2. Class B shareholders of the Small-Cap Fund who purchased shares on or before September 22, 1997 are not subject to deferred sales charges upon redemption of such shares.
*Star Bank charges a fee of $9 on redemptions paid by wire transfer.

                                                   CLASS A                       CLASS B                       CLASS C**
ANNUAL FUND OPERATING  EXPENSES:          SMALL      MID      FIXED     SMALL      MID      FIXED     SMALL      MID      FIXED
-------------------------------------------------------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)
Management Fees                           0.85%     1.35%     0.95%     0.85%     1.35%     0.95%     0.85%     1.35%     0.95%
12b-1 Fees                                0.25%     0.25%     0.25%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%
Other Expenses                            0.50%     0.20%     0.20%     0.50%     0.20%     0.20%     0.50%     0.20%     0.20%
                                          -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Annual Fund Operating Expenses      1.60%     1.80%     1.40%     2.35%     2.55%     2.15%     2.35%     2.35%     2.15%

** Class C shares are being offered for the first time by this Prospectus.

This table describes the fees and expenses you may pay if you buy and hold shares of the Timothy Plan Money Market Fund ("Money Market").

SHAREHOLDER TRANSACTION EXPENSES:               NO-LOAD SHARES(1)
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON PURCHASES                     none
  (as a percentage of offering price)
MAXIMUM DEFERRED SALES CHARGES                        none
  (as a percentage of the lesser of original
   purchase price or redemption proceeds)
REDEMPTION FEES                                       none*
  (as a percentage of amount redeemed)
EXCHANGE FEES                                         none

(1) The Money Market Fund offers only No-Load shares. The shares are offered for the first time by this prospectus.
*Star Bank charges a fee of $9 on redemptions paid by wire transfer.

ANNUAL FUND OPERATING  EXPENSES:                NO-LOAD SHARES
--------------------------------------------------------------------------------
(expenses that are deducted from Fund assets)
Management Fees.                                      0.60%
12b-1 Fees.                                           0.25%
Other Expenses                                        0.00%
                                                      -----
Total Fund Operating Expenses.                        0.85%

The hypothetical example below shows what your expenses would be if you invested $10,000 in Class A shares of each Fund (No-load shares of the Money Market Fund) for the time periods indicated, reinvested all distributions, and then redeemed all your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

               Small-Cap     Mid-Cap     Fixed Income    Money Market
               ---------     -------     ------------    ------------

One Year       $   704       $  600      $  561          $   87
Three Years    $ 1,027       $  967      $  849          $  271
Five Years     $ 1,373
Ten Years      $ 2,346

The $9 fee that you would have to pay if you redeemed your shares by wire transfer is not included in these figures. A maximum sales charge of 5.50% for the Small-Cap Fund, and 4.25% for the Mid-Cap and Fixed-Income Funds, is included in the expense calculations.

TPL has agreed to waive receipt of its fees and/or assume certain expenses of the Funds, to the extent possible, to insure that the Fund's total expenses do not exceed 1.60% annually for Class A shares, 1.80% for Class B and 2.35% for Class C shares. The Adviser has made the same commitment in order to keep the Money Market Fund's expenses at not greater than 0.85%. If the Adviser waives fees or assumes expenses of the Fund, such actions would have the effect of lowering the expense ratio and increasing the yield to investors. TPL may terminate its agreement at any time, and will notify you if it does so.

                             INVESTING IN THE FUNDS

Opening And Adding To Your Account
----------------------------------
You can invest directly in each Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-TIM-PLAN. You may also purchase Fund shares through broker-dealers or other financial organizations.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. The minimum initial investment amount for each Fund, in any Class of shares, is $1000.00 for regular accounts. There is no minimum purchase requirement for additional purchases, and there is no minimum purchase requirement for qualified retirement plans.

Choosing the Class of Shares that is Best For You
-------------------------------------------------
Except for the Money Market Fund, which offers only No-Load Shares, Each Fund offers you a choice of three different classes of shares in which to invest. The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. All three classes of shares in any Fund represent interests in the same portfolio of investments in that Fund.

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on which Fund you choose and how much you invest. There are no sales charges on reinvested distributions. For the Small-Cap Fund, the following sales charges apply:

                               As a % of            Dealer Concession as a
Amount Invested                offering price       percentage of offering price
---------------                --------------       ----------------------------

$1000 to 24,999                5.50%                5.25%
25,000 to 49,999               4.25%                4.00%
50,000 to 99,999               3.00%                2.75%
100,000 to 249,999             2.00%                0.75%
250,000 to 499,999             1.00%                0.75%
500,000 and up                 0.00%                0.00%

The following sales charges apply to the Mid-Cap and Fixed Income Funds:

                               As a % of            Dealer Concession as a
Amount Invested                offering price       percentage of offering price
---------------                --------------       ----------------------------

$1000 to 24,999                4.25%                4.00%
25,000 to 49,999               3.25%                3.00%
50,000 to 99,999               2.25%                2.00%
100,000 to 249,999             1.25%                1.00%
250,000 to 499,999             0.75%                0.50%
500,000 and up                 0.00%                0.00%

The distributor will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the distributor to sell shares of the Funds. The dealer's concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from Sales Charges
-----------------------------
Class A shareholders who purchased their shares on or before September 22, 1997 are not subject to sales charges on past or future purchases. Also, the Funds will waive sales charges for purchases by fee-based Registered Investment Advisers for their clients, broker/dealers with wrap fee accounts, registered brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Funds. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced Sales Charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in any Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A, Class B, or Class C shares in one or more of the Funds with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of any Fund, there would be no sales charge on that purchase because you had accumulated more than $500,000 in all Funds of the Trust.

Letter of Intent
----------------
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund(s) in which you have purchased shares, each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account(s) all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS B SHARES
Unlike Class A shares, Class B shares are sold at net asset value, without an initial sales charge. Instead, a Contingent Deferred Sales Charge ("CDSC") is imposed on certain redemptions of Class B shares. This means that all of your initial investment is invested in the Fund, and you will only incur a sales charge if you redeem shares within five years. In that case, a CDSC may be imposed on your redemption. If a CDSC is imposed, it will be an amount equal to the lesser of the current market value or the cost of the shares redeemed. What this means is that no sales charge is imposed on increases in the net asset value of your shares above their original purchase price. Also, no charge is assessed on shares derived from reinvestment of dividend or capital gains distributions.

The amount of the CDSC, if any, varies depending on the number of years you have held your shares. To determine that time period, all purchases made in any month are aggregated together and deemed to have been made on the last day of the month. For Class B shares of the Small-Cap, Mid-Cap, and Fixed-income Funds, the following CDSC charges apply:

Redemption Within                 CDSC Percentage

First Year ........................    5.00%
Second Year .......................    4.00%
Third Year ........................    3.00%
Fourth Year .......................    2.00%
Fifth Year ........................    1.00%
Sixth Year and Thereafter .........    None

When you send a redemption request to Trust, shares not subject to the CDSC are redeemed first, then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.

CDSC Waivers
------------
The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Code) of a shareholder (ii) in connection with certain distributions from an IRA or other retirement plan (iii) pursuant to the Funds' Systematic Cash Withdrawal Plan, limited to 10% of the initial value of the account, (iv) pursuant the right of a Fund to liquidate a shareholder's account.

Conversion Feature
------------------
Class B shares automatically convert to Class A shares once the economic equivalent of a 5.50% sales charge is recovered by the Fund for each investment account. The sales charge is recoverable by the Fund through the distribution fees paid under each Fund's Plan of Distribution for its Class B shares. Class B shares converting to Class A shares are not subject to additional sales charges.

CLASS C SHARES
When you purchase Class C shares, all of your initial investment is immediately invested in the Fund of your choice. To compensate the selling broker/dealer for its sales and promotional efforts, plus its continuing services to the Fund and your account, the Fund will pay the broker/dealer a continuing annual fee of up to 0.75% of net assets attributable to Class C shares; and if the broker/dealer provides additional shareholder services it may receive an additional servicing fee of up to 0.25% of Fund assets attributable to Class C shares. These fees are charge to your Class C shares pursuant to each Fund's Plan of Distribution for Class C shares.

Factors To Consider When Choosing A Share Class
-----------------------------------------------
When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund(s), and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C or Class B shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the higher dividends on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.

               TO OPEN AN ACCOUNT                  TO ADD TO ACCOUNT
By             Mail Complete an Account            Make your check payable to
               Registration Form, make             the Fund of your choice and
               a check payable to the              mail it to the address at
               Fund of your choice and mail        left.
               the Form and check to The           Please include your account
               Timothy Plan,                       number and share class on your
               or by overnight courier,            check.
               send to P.O. Box 844,               Or use the convenient form
               Conshohocken PA, 19428              attached to your regular
                                                   Fund statement.

By Wire        First call the Trust's Transfer
               Agent at 1-800-662-0201 to
               request an account number and
               to furnish the Trust with your
               taxpayer identification number.

               Ask your bank to wire funds         Ask your bank to wire immediately
               to Account of;                      available funds to the location
               Star Bank, N.A. Cinti/Trust         described at the left, except that the
               ABA#: 0420-0001-3                   wire should note that it is to make a
               Credit: The Timothy Plan            subsequent purchase rather than to
               Account #: 488889866                open a new account
               Further credit:  The [Name] Fund.
               The wire should state that the      Include your name and Fund
               purchase is to be in your           account number, and the Class of
               name(s) and state the Class         shares to be purchased.
               Of shares to be purchased.

                                                   The wire  should  state  that
                                                   you are  opening  a new  Fund
                                                   account.

The Timothy Plan wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation                        Statements  After  every   transaction  that
                                    affects your account balance or your account registration.

Account Statements                  Quarterly.

Financial                           Reports  Semi-annually  --  to  reduce  Fund
                                    expenses,  only one copy of the Fund  report
                                    will   be    mailed    to   each    taxpayer
                                    identification number even if you have more than one account in the Fund.

Purchase By Mail
----------------
Your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by Declaration Service Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

You can mail your application and check to the Trust at:

                    Declaration Service Company
                    555 North Lane, Suite 6160
                    Conshohocken, PA  19428

All applications to purchase shares of the Fund(s) are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Trust reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

Financial Service Organizations
-------------------------------
If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund(s). If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan
-------------------------
You may purchase shares of any Fund through an Automatic investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund(s). The minimum investment under this plan is $100 per month. You can take advantage of the plan by filling out the Automatic Investment Plan application on page __ of this prospectus. You may only select an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the plan. The Trust may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the transfer agent at 1-800-662-0201.

Retirement Plans
----------------
Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until monies are withdrawn from the plan. Contact your investment professional or call the Fund at 1-800 TIM-PLAN to receive information concerning your options.

Other Purchase Information
--------------------------
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

The public offering price for the Funds is based upon each Fund's net asset value per share. Net asset value per share, per Class, is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities for each share Class, and then dividing the result by the number of shares outstanding for each Class . The assets of each Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time. Class A shares are sold at net asset value plus the applicable sales charge. No-Load Shares (Money Market Fund Only), Class B and Class C shares are sold at net asset value.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Sale requests should be mailed via U.S. mail or overnight courier service to:

          Declaration Service Company
          555 North Lane, Suite 6160
          Conshohocken, PA  19428

The selling price for No-Load, Class A and Class C shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. The selling price for Class B shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order, less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:
1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees --
-----------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv)  any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Trust or Declaration Service Company within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Trust from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-626-0201 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Automated Clearing House ("ACH")
-----------------------------------
You may request the redemption proceeds be transferred to your designated bank if it is a member bank or a correspondent of a member bank of the ACH system. There is no fee charged by the Trust. ACH redemption requests must be received by the transfer agent before 4:00p.m. New York time to receive that day's closing net assets value. ACH redemptions will be sent on the day following your redemption request. ACH redemption funds are normally available two days after the redemption has been processed..

Redemption At The Option Of The Trust
-------------------------------------
If the value of the shares in your account falls to less than $1000, the Trust may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have sixty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Trust reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                                THE TIMOTHY PLAN

The Timothy Plan ("Trust") was organized as a Delaware business trust, and is a mutual fund company of the type known as an open-end, diversified management investment company. It is authorized to create an unlimited number of series of shares (each a "Fund") and an unlimited number of share classes within each series. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trust currently offers four series by this Prospectus; The Timothy Plan Small-Cap Fund, the Timothy Plan Mid-Cap Fund, The Timothy Plan Fixed-Income Fund, and the Timothy Plan Money Market Fund. The Funds shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights. There are four Classes of shares offered by the Trust.

Shareholder meetings will not be held unless required by Federal or State law or in connection with an undertaking given by the Fund (See Statement of Additional Information).

                             MANAGEMENT OF THE FUND

The business affairs of the Trust are managed under the general supervision of a Board of Trustees.

Investment Adviser
------------------
Timothy Partners Ltd., (" TPL") is a Florida limited partnership organized on December 6, 1993. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the investment managers. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion.

For its services, TPL is paid an annual fee equal to 0.85% on the Small-Cap Fund, 0.85% on the Mid-Cap Fund, 0.60% on the Fixed-Income Fund, and 0.60% on the Money Market Fund. A portion of the advisory fees are paid by TPL to: (1) the investment managers for assisting in the selection of portfolio securities for each fund, and (2) Covenant Financial Management ("CFM") as reimbursement for expenses related to the daily operations of the Trust performed by CFM. These fees also cover the expenses of postage, materials, fulfillment of shareholder requests, and a variety of other administrative and marketing expenses. TPL has offices at 1304 West Fairbanks Avenue, Winter Park, Florida, 32789. As of December 31, 1998, advisory fees payable to TPL for its services to the Small-Cap Fund were $215,187, and TPL reimbursed a total of $________ to the Trust. The Mid-Cap, Fixed-Income and Money Market Funds had not commenced offering their shares prior to December 31, 1998, so no advisory fees were accrued as of that date.

Arthur D. Ally. President, Chairman and Trustee of the Trust, is President and 70% shareholder of CFM. CFM is the managing general partner of TPL. TPL has been the Adviser to the Funds since their inceptions. Mr. Ally has over seventeen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manager to execute portfolio trades for a Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

TPL and CFM have entered into an agreement whereby TPL pays CFM for certain overhead expenses related to the daily operations of the Trust that CFM carries out. These expenses include: salary of administrative personnel. Shareholder fulfillment, phone lines and office space, and postage and supplies. The annual fee is an amount to cover CFM's costs in providing such services to TPL, payable by TPL on a monthly basis. Both parties have agreed that no profits will accrue to CFM as a result of this agreement. Arthur D. Ally is President and 100% shareholder of CFM.

Investment Managers
-------------------

                                 SMALL-CAP FUND
                                 --------------

Awad & Associates ("Awad"), a division of Raymond James & Associates, Inc., is the investment manager for the Small-Cap Fund. Awad has offices at 477 Madison Avenue, New York, New York 10022, and it is a joint enterprise between James D. Awad, a twenty-nine year veteran of the investment management business, and Raymond James Financial, a diversified financial services firm traded on the New York Stock Exchange. Awad selects the investments for the Small-Cap Fund's portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

James D. Awad, Dan Veru and Carol Egan make up the tem responsible for managing the day-to-day investments for the Fund. James Awad is the Senior investment officer of the investment manager. Prior to forming Awad & Associates, Mr. Awad was founder and president of BMI Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment business since 1965.

For its services as investment manager to the Small-Cap Fund, Awad is paid an annual fee by TPL equal to 0.42% of the Fund's average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million. As of December 31, 1998, TPL paid Awad a total of $_______ for its services to the Small-Cap Fund.

Awad & Associates has served as investment manager to the Fund since January 1, 1997. It also serves as investment co-adviser to two other investment companies:
Heritage Small-Cap Stock Fund and Calvert New Vision Small Cap Fund. As of December 31, 1998, Awad & Associates managed in excess of $900 million in assets.

                                  MID-CAP FUND
                                  ------------

Fox Asset Management, Inc. ("Fox"), 44 Sycamore Avenue, Little Silver, NJ 07739, is responsible for the investment and reinvestment of the Mid-Cap Fund's assets. Mr. J. Peter Skirkanich, President and majority shareholder of Fox, is responsible for the day-to-day recommendations regarding the investment of the Fund's portfolio. Fox was founded in 1987, and offers investment advice and services to individuals, institutions, trusts, charities and regulated investment companies. As of December 31, 1998, Fox managed approximately $2.2 Billion in assets.

Mr. Skirkanich is the founder of the firm, serves as chairman of the firm's investment committee, and is the firm's controlling shareholder, with an approximate holding of 73% of the firm's outstanding stock. Mr. Skirkanich was formerly Managing Director of Dreman Value Management, Inc., an investment counseling firm. Prior to that, he was a Vice President of Investments at Kidder, Peabody & Company and Shearson/American Express, where he managed individual and corporate accounts for twelve years. He began his investment career as an analyst with Prudential Bache Securities.

Prior to embarking on his investment career, Mr. Skirkanich served three years with the U.S. State Department and two years with Ernst & Whinney in both the tax and audit areas. Mr. Skirkanich is a graduate of the Wharton School, University of Pennsylvania. Currently he serves as a trustee on the Board of Overseers for the School of Engineering and Applied Sciences at the University. By gubernatorial appointment, he also serves as a member of the State Investment Council for the State of New Jersey.

For its services as investment manager to the Mid-Cap Fund, Fox is paid an annual fee by TPL equal to 0.42% of the Fund's average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million. As of December 31, 1998, the Mid-Cap Fund had not commenced offering its shares, so no fees were payable to Fox as of that date.

                     FIXED-INCOME FUND AND MONEY MARKET FUND
                     ---------------------------------------

Carr & Associates, Inc.("Carr"), 150 Broadway, Suite 509, New York, New York, serves as investment manager to the Fixed Income and Money Market Funds. Carr was founded by Michael F. Carr in 1989 and has provided investment advisory services to institutional and individual investors since that time. Each of the Firm's co-principals is a Chartered Financial Analyst with over 38 years of investment industry experience.

Michael F. Carr, President and Chief Investment Officer for the Firm, is responsible for the day to day recommendations regarding the investment of the
Funds' portfolios. Mr. Carr has spent his entire 40 year career in the investment industry. Immediately prior to founding the firm, Mr. Carr was a Senior Vice President of Shearson Lehman Hutton. Mr. Carr is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the New York Society of Security Analysts. A graduate of the University of Notre Dame, Mr. Carr received his Masters of Business Administration degree from New York University.

For its services as investment manager to the Mid-Cap Fund, Carr is paid an annual fee by TPL equal to 0.20% of the Fund's average daily assets. For its services to the Money Market Fund, Carr is paid an annual fee by TPL equal to 0.08% of the Fund's average daily net assets. As of December 31, 1998, the Fixed-Income and Money Market Funds had not commenced offering their shares, so no fees were payable to Fox as of that date.

                              BROKERAGE ALLOCATION

Timothy Partners Ltd.. ("TPL") acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. TPL also acts as Investment Adviser to the Trust. TPL is not compensated for providing underwriting services to the Trust.

                             FUND SERVICE PROVIDERS

Custodian
---------
Star Bank, N.A., 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202-1118. holds the investments and other assets of the Funds. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of any Fund. Portfolio securities of the Funds are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository system of The Depository Trust Company.

Transfer, Dividend Disbursing And Accounting Services Agent
-----------------------------------------------------------
Declaration Service Company provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. Declaration Service Company also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

                                  FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Trust. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation.

The Trust intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Trust itself is not required to pay federal income taxes on the earnings. Accordingly, each Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

Before you purchase shares of any Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Trust will notify you annually as to the tax status of dividend and capital gains distributions paid by the Funds. Such dividends and capital gains may also be subject to state and local taxes.

You may realize a taxable gain or loss when redeeming shares of a Fund depending on the difference in the prices at which you purchased and sold the shares.

Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

                               GENERAL INFORMATION

Total return for the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of each Fund may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                                DISTRIBUTION FEES

The Trust has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to reimburse TPL or others for expenses actually incurred in the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate TPL and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund's average daily net assets attributable to Class A shares. As of December 31, 1998, $30,886 in 12b-1 fees were accrued by the Small-Cap Fund and reimbursed to the Fund by the Adviser. The Mid-Cap and Fixed-Income Funds had not commenced offering their shares as of December 31, 1998, so no fees had accrued under the Plan for those two Funds.

Under the Class B Plan, the Class B Shares of each Fund compensate TPL and others for distribution and service fees at a maximum annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to TPL to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. As of December 31, 1998, $97,212 in 12b-1 fees were accrued by the Small-Cap Fund and reimbursed to the Fund by the Adviser. The Mid-Cap and Fixed-Income Funds had not commenced offering their shares as of December 31, 1998, so no fees had accrued under the Plan for those two Funds.

Under the Class C Plan, Class C Shares of each Fund compensate TPL and others for distribution and service fees at an annual rate of 1.00% (0.25% of which is a service fee) payable on a monthly basis, of each Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to TPL to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. Class C shares are being offered for the first time by this prospectus, so no fees had accrued under this Plan as of December 31, 1998.

The Distribution Plans provide that the Funds may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Trust's Board of Trustees, and may be renewed only by majority vote of the shareholders of the affected Fund's Class, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Trustees of the Trust, as that term is defined in the 1940 Act.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Small-Cap Fund's financial performance since its inception on March 21, 1994. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available without charge upon request.

The Mid-Cap Fund, The Fixed-Income Fund, and the Money Market Fund are new Funds being offered for the first time by this Prospectus. Accordingly, these Funds have not yet obtained an operating history and have no financial information to report. However, financial highlights for these Funds will be available with the publication of the Trust's next Annual Report.

                                                                          CLASS A
----------------------------------------------------------------------------------------------------------------------
                                      FOR THE YEAR     FOR THE YEAR    FOR THE YEAR      FOR THE YEAR     FOR THE YEAR
                                          ENDED            ENDED            ENDED            ENDED           ENDED
                                      DECEMBER  31     DECEMBER  31     DECEMBER  31     DECEMBER  31     DECEMBER  31
                                          1998             1997             1996             1995            1994*
                                       ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $   12.25        $   11.24        $   10.07        $    9.66        $   10.00
                                       ---------        ---------        ---------        ---------        ---------
Income from Investment Operations
    Net Investment Income                   0.01             0.02             0.10             0.11             0.06
    Net Gains (Losses)
    On Securities                          (1.30)            2.37             1.17             0.66            (0.34)
(both realized and unrealized)
    Total from Investment
    Operations                             (1.29)            2.39             1.27             0.77            (0.28)
                                       ---------        ---------        ---------        ---------        ---------
Less Distributions
    From Net Investment Income              0.00             0.00            (0.10)           (0.11)           (0.06)
    From Net Capital Gains                 (0.07)           (1.38)            0.00            (0.25)            0.00
                                       ---------        ---------        ---------        ---------        ---------
        Total Distributions                (0.07)           (1.38)           (0.10)           (0.36)           (0.06)
                                       ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE,
END OF PERIOD                          $   10.89        $   12.25        $   11.24        $   10.07        $    9.66
                                       =========        =========        =========        =========        =========

TOTAL RETURN                           (10.50)1%            21.35%           12.59%            7.93%            2.84%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of Period              $  13,287        $  11,208        $   7,760        $   6,133        $   2,217
(in 000s)
Ratio of Expenses to Average
Net Assets
    Before Expense Reimbursements           2.09%            2.75%            3.70%            5.84%         18.62%2
    After Expense Reimbursements            1.60%            1.60%            1.60%            1.60%          1.60%2
Ratio of Net Investment Income
(Loss) to Average Net Assets
    Before Expense Reimbursements          (1.15)%          (0.90)%           1.05%            2.96%         15.49%2
    After Expense Reimbursements           (0.66)%           0.25%            1.05%            1.28%          1.53%2
Portfolio Turnover Rate                    69.42%          136.36%           93.08%           34.12%            8.31%

*  Class A Shares commenced investment operations on March 21, 1994

                                                                 CLASS B
-----------------------------------------------------------------------------------------------------
                                      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                          ENDED            ENDED            ENDED           ENDED
                                      DECEMBER  31     DECEMBER  31     DECEMBER  31     DECEMBER  31
                                          1998             1997             1996            1995*
                                       ---------        ---------        ---------        ---------
NET ASSET VALUE,
BEGINNING OF PERIOD                    $   12.13        $   11.22        $   10.08        $   10.49
                                       ---------        ---------        ---------        ---------
Income from Investment Operations
    Net Investment Income                  (0.07)           (0.03)            0.07             0.11
    Net Gains (Losses)
    On Securities                          (1.29)            2.32             1.14            (0.16)
(both realized and unrealized)
    Total from Investment
    Operations                             (1.36)            2.29             1.21            (0.05)
                                       ---------        ---------        ---------        ---------
Less Distributions
    From Net Investment Income              0.00             0.00            (0.07)           (0.11)
    From Net Capital Gains                 (0.07)           (1.38)            0.00            (0.25)
                                       ---------        ---------        ---------        ---------
        Total Distributions                (0.07)           (1.38)           (0.07)           (0.36)
                                       ---------        ---------        ---------        ---------
NET ASSET VALUE,
END OF PERIOD                          $   10.70        $    1213        $   11.22        $   10.08
                                       =========        =========        =========        =========

TOTAL RETURN                              (11.26)%        20.50%1          11.98%1             0.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of Period              $  14,114        $  11,389        $   3,929        $     620
(in 000s)
Ratio of Expenses to Average
Net Assets
    Before Expense Reimbursements           2.84%            3.41%            4.30%            6.44%
    After Expense Reimbursements            2.35%            2.26%            2.20%            2.20%
Ratio of Net Investment Income
(Loss) to Average Net Assets
    Before Expense Reimbursements          (1.90)%          (1.56)%           1.65%            3.56%
    After Expense Reimbursements           (1.41)%          (0.41)%           0.45%            0.68%
Portfolio Turnover Rate                    69.42%          136.36%           93.08%           34.12%

*  Class B Shares commenced investment operations on March 21, 1994

                              FOR MORE INFORMATION

Additional information about the Trust is available in the Trust's annual report to shareholders, dated December 31, 1998 and its semi-annual report to shareholders, dated June 31, 1998. In the Trust's annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last year of operations.

STATEMENT OF ADDITIONAL                      BY MAIL:
INFORMATION (SAI)
                                             The Timothy Plan.
The SAI contains more detailed               c/o Declaration Service Company
Information on all aspects of the            555 north Lane, Suite 6160
Trust.  A current SAI, dated May 1,          Conshohocken, PA  19428
1999, has been filed with the SEC
and is incorporated by reference             BY PHONE:  1-800-626-0201
into (is legally a part of) this
prospectus.                                  ON THE INTERNET:
                                             www.timothyplan.com
To request a free copy of the SAI,
or the Trust's latest annual or semi-        Or you may view or obtain these
annual Report, please contact the Trust.     documents from the SEC.

                                             IN PERSON:  at the SEC's Public
                                             Reference Room in Washington, D.C.

                                             BY PHONE:  1-800-SEC-0330

                                             BY MAIL:  Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C.  20549-6009
                                             (duplicating fee required)

                                ON THE INTERNET:
                                   www.sec.gov

                                The Timothy Plan
                           Investment Company Act No.
                                    811-08228

                                THE TIMOTHY PLAN
                                  (the "Trust")
                                   PROSPECTUS
                                   May 1, 1999

     This Prospectus offers the following Portfolios ("Funds") of the Trust:

                   The Timothy Plan Small-Cap Variable Series
                   (Formerly the Timothy Plan Variable Series)

                    The Timothy Plan Mid-Cap Variable Series

                  The Timothy Plan Fixed-Income Variable Series

These Funds are intended to be funding vehicles for Variable Annuity Contracts ("VA Contracts") offered through separate accounts of the Annuity Investors Life Insurance Company (the "Insurance Company"). The Trust has filed an Application For Exemptive Order under the Investment Company Act of 1940, as amended, to allow these Funds to be offered through the separate accounts of various insurance companies. If, as and when the Trust's Application is approved, the Trust intends to enter into Participation Agreements with additional Insurance Companies to offer the Funds. You will be informed of any such change.

The Timothy Plan was established to provide an investment alternative for people who want to invest according to certain ethical standards. Each Fund invests in a different market segment, and each Fund has its own investment objectives. However, all the Funds have one thing in common. They do not invest in any company that is involved in the business of alcohol production, tobacco production or casino gambling, or which are involved, either directly or indirectly, in pornography or abortion.

            The Funds are distributed through Timothy Partners, Ltd.
             1304 West Fairbanks Avenue, Winter Park, Florida 32789.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses
Purchases and Redemptions of Shares
Dividends and Distributions
The Timothy Plan
Management of the Fund
Brokerage Allocation
Fund Service Providers
Federal Taxes
General Information
Distribution Fees
Financial Highlights
--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

The Timothy Plan believes that it has a responsibility to invest in a moral and ethical manner. Accordingly, as a matter of fundamental policy, none of the Funds in the Trust invest in any company that is involved in the business of alcohol production, tobacco production, or casino gambling, or which are involved, either directly or indirectly, in pornography or abortion. Such companies are referred to throughout this Prospectus as "Excluded Securities". Excluded Securities will not be purchased by any Fund of the Trust. Timothy Partners Ltd.("TPL") is investment adviser to the Funds, and is responsible for determining those companies that are Excluded Securities.

Because none of the Funds will invest in Excluded Securities, the pool of securities from which each Fund may choose may be limited to a certain degree. Although TPL believes that each Fund can achieve its investment objective within the parameters of ethical investing, eliminating Excluded Securities as investments may have an adverse effect on a Fund's performance. However, "Total Return" is more than just numbers. It is also investing in a way that supports and reflects your beliefs and ideals. Each of our Funds strives to maximize both kinds of total return.

--------------------------------------------------------------------------------

THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES
The Fund's investment objective is long-term capital growth. Its secondary objective is current income. The Fund seeks to achieve its objectives by primarily investing in small-cap stocks and American Depository Receipts. Small-Cap stocks is a reference to the common stock of smaller companies-companies whose total market capitalization is greater than $200 Million and less than $6Billion. American Depository Receipts ("ADRs") are certificates issued by United States banks to evidence an ownership interest in an underlying non-USA company's stock. ADRs generally trade on United States Stock Exchanges in the same way that American common stock trades.

In choosing the securities in which to invest, the Fund will use extensive fundamental analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Fund may also invest up to 30% of its net assets in a variety of other securities, and for temporary defensive purposes, may invest up to 100% of its assets in obligations of the United States Government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

PRIMARY RISKS
The primary risk of investing in the Fund is the risk of loss due to price declines in stocks held by the Fund. Your risk of loss is greater if you hold your shares for a short period of time. Because the Fund is an equity fund and invests in smaller companies, it is subject to the risks inherent in the stock market in general, and the risks of investing in smaller companies in particular. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time. Smaller companies are particularly susceptible to price swings, because, due to their size, they often do not have the resources available to them that are available to larger companies. However, the stock market, although more volatile than other types of investments, historically has outperformed other types of investments over the long term. Small cap stocks, although more susceptible to price movements, also enjoy growth potential that is often not available for larger companies. As a result, prudent investing in smaller companies can result in greater capital growth than investing in larger companies.

The Fund is appropriate for investors who understand the risks of investing in the stock market and who are willing to accept moderate amounts of volatility and risk.
--------------------------------------------------------------------------------

The bar chart and table below help show the returns and risks of investing in the Timothy Plan Small-Cap Variable Series. They show changes in the Small-Cap's yearly performance over the lifetime of the Fund. They also compare the Small-Cap's performance to the performance of the Russell 2000 Index** during each period. You should be aware that the Small-Cap's past performance may not be an indication of how the Fund will perform in the future. The Timothy Plan Mid-Cap Variable Series and The Timothy Plan Fixed-income Variable Series are new Funds being offered for the first time by this Prospectus. Accordingly, they have not yet achieved a performance history.

PERFORMANCE BAR
CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31


3.80%
-----------
May 22, 1998*
Through
Dec. 31, 1998


                      Best Quarter: Q __  199_     _____%
                      Worst Quarter:Q __  199_     _____%

Average Annual Total Returns (For Periods ending on December 31, 1998)

                      Small Cap-Fund        Russell 2000 Index
                      --------------        ------------------

Inception             3.80%                          ------%

* Shares of the Small-Cap Variable Series commenced investment operations on May 22, 1998. ** The Russell 2000 Index is a widely recognized, unmanaged index of 2000 smaller capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

--------------------------------------------------------------------------------

THE TIMOTHY PLAN MID-CAP VARIABLE SERIES
The Fund's investment objective is long-term capital growth. Its secondary objective is current income. The Fund seeks to achieve its objectives by primarily investing in common stock and ADRs. The Mid-Cap Fund will invest in the common stock of companies whose total market capitalization exceeds $6 Billion. Because the Fund will invest in larger companies, it may not be subject to the same level of price volatility as the Small-Cap Fund. Also, larger companies often pay a regular dividend, and the Fund will benefit from such investments to a greater degree than the Small-Cap Fund, since smaller companies are less likely to pay regular dividends.

In choosing the securities in which to invest, the Fund will use extensive fundamental analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Fund may also invest up to 30% of its net assets in a variety of other securities, and for temporary defensive purposes, may invest up to 100% of its assets in obligations of the United States Government, its agencies and instrumentalities, commercial paper, and certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

PRIMARY RISKS
Investing in larger companies is designed to decrease the risk of loss to the Fund and to provide for long term growth with some potential for current income. Larger companies, because of their increased management depth, broader market affiliations, and capital resources, offer the potential for long-term growth with reduced risk. The primary risk of investing in the Fund is the risk of loss due to price declines in stocks held by the Fund. Your risk of loss is greater if you hold your shares for a short period of time. Because the Fund is an equity fund, it is subject to the risks inherent in the stock market that were described above. It is also subject to the same potential for outperforming other types of investments.

You should be aware that, like all the Timothy Plan Funds, the Fund is subject to the ethical restrictions on investing described on the front page of this Prospectus. Accordingly, the Fund may have difficulty investing in a variety of "Large-Cap" companies because of the likelihood that such company will be involved, directly or indirectly, in a prohibited activity. You should also be aware that this is a new Fund without an operating history, and this lack of operating history may pose additional risks.

The Fund is a new fund being offered for the first time by this Prospectus. The Fund may be appropriate for investors who understand the risks of investing in common stock and who are willing to accept some volatility and risk.
--------------------------------------------------------------------------------

THE TIMOTHY PLAN FIXED-INCOME VARIABLE SERIES
The Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its goal, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities and preferred securities. The Fund will only purchase securities for the Fund that are investment grade. This means that the security has a rating of at least "AA" as rated by Standard & Poors, or of comparable quality. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund's investment manager has determined that the security is of comparable credit quality to similar rated securities.

In managing its portfolio, the Fund concentrates on sector analysis, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The Fund attempts to anticipate shifts in the business cycle in determining types of bonds and industry sectors to target. In choosing individual securities, the Fund seeks out securities that appear to be undervalued within the emphasized industry sector.

During periods of uncertainty, the Fund may invest up to 100% of its assets in obligations of the United States Government, its agencies and instrumentalities, commercial paper, certificates of deposit and bankers acceptances. When the Fund takes a temporary defensive position, it will not be investing according to its investment objective, and at such times, the performance of the Fund will be different that if it had invested strictly according to its objectives.

PRIMARY RISKS
The major factors influencing the Fund's performance are interest rates and credit risk. When interest rates rise, bond prices fall; the higher the Fund's duration ( a calculation reflecting time risk, taking into account both the average maturity of the Fund's portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default. For this reason, the Fund will only invest in investment grade bonds. If certain industry sectors or types of securities don't perform as well as the Fund expects, the Fund's performance could suffer. This is also a new Fund without an operating history, and this lack of history could pose additional risks to the Fund.

This Fund is a new Fund being offered for the first time by this Prospectus. The Fund may be appropriate for investors who want a high level of current income and are willing to accept a minor degree of volatility and risk.
--------------------------------------------------------------------------------

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and Redemptions of Shares in any of the Funds may be made only by Insurance Company for its separate accounts at the direction of VA Account owners. Please refer to the Prospectus of your VA Contract for information on how to direct investments in or redemptions from the Fund and any fees that may apply. Generally, the Insurance Company places orders for shares based on payments and withdrawal requests received from VA Contract owners during the day and places an order to purchase or redeem the net number of shares by the following morning. Orders are usually executed at the net asset value per share determined at the end of the business day that a payment of withdrawal request is received by the Insurance Company. There are no sales or redemption charges. However, certain sales or deferred sales charges and other charges may apply to your VA Contract. Those charges are disclosed in the separate account offering prospectus. The Trust reserves the right to suspend the offering of any of the Fund's shares, or to reject any purchase order.

Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of trading hours on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern Time) on any day that the Funds calculate their net asset value, are priced according to the net asset value determined on that day. Purchase orders for shares of a Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

Redemption proceeds will normally be wired to the insurance Company on the next business day after receipt of the redemption instructions by the Fund, but in no event later than 7 days following receipt of instructions. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Securities and Exchange Commission.

Other Purchase Information
--------------------------
If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payments in cash, a Fund may pay the redemption price, in whole or in part by distribution in-kind of readily marketable securities, from that Fund, within certain limits prescribed by the Securities and Exchange Commission. Such securities will be valued on the basis of the procedures used to determine the net asset value at the time of the redemption. If shares are redeemed in-kind, the redeeming shareholder will incur brokerage costs in converting the assets to cash.

For economy and convenience, share certificates will not be issued.

The public offering price for the Funds is based upon each Fund's net asset value per share. Net asset value per share, per Class, is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities for each share Class, and then dividing the result by the number of shares outstanding for each Class . The assets of each Funds are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Trustees. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

Fund securities listed or traded on a securities exchange for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter markets, will be valued at the last reported bid price in the market on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market values as determined by the Board of trustees. Money market securities with less than 60 remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Funds, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market security with more than 60 days remaining to its maturity, it will be valued at amortized cost when it reaches 60 days to maturity unless the Trustees determine that such a valuation will not fairly represent its fair market value.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund will declare and pay annual dividends to its shareholders of substantially all of its net investment income, if any, earned during the year from its investments, and the Funds will distribute net realized capital gains, if any, once annually. Expenses of the Funds, including advisory fees, are accrued each day. Reinvestments of dividends and distributions in additional shares of the Funds will be made at the net assets value determined on the ex-date of the dividend or distribution.

The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Funds will not be subject to federal income tax, or to any excise tax, to the extent their earnings are distributed in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of the Funds' income and diversification of their assets.

The Funds also intend to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the VA Contract owners should not be subject to federal tax on distributions of dividends and income from a Fund to the Participating Insurance Company separate accounts. VA Contract owners should review the prospectus of their VA Contract for information regarding the tax consequences of purchasing a contract or policy.

Under current tax law, dividends or capital gains distributions from a Fund are not currently taxable when left to accumulate within a VA Contract. Depending on the VA Contract, withdrawals from the Contract may be subject to ordinary income tax, and an additional penalty of 10% on withdrawals before age 59 1/2.

                                THE TIMOTHY PLAN

The Timothy Plan ("Trust") was organized as a Delaware business trust, and is a mutual fund company of the type known as an open-end, diversified management investment company. It is authorized to create an unlimited number of series of shares (each a "Fund") and an unlimited number of share classes within each series. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Trust currently offers three series by this Prospectus; The Timothy Plan Small-Cap Variable Series, the Timothy Plan Mid-Cap Variable Series, and The Timothy Plan Fixed-Income Variable Series. The Funds shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights. There are four Classes of shares offered by the Trust.

Shareholder meetings will not be held unless required by Federal or State law or in connection with an undertaking given by the Fund (See Statement of Additional Information).

                             MANAGEMENT OF THE FUND

The business affairs of the Trust are managed under the general supervision of a Board of Trustees.

Investment Adviser
------------------
Timothy Partners Ltd., (" TPL") is a Florida limited partnership organized on December 6, 1993. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. TPL approves the portfolio of securities selected by the investment managers. To determine which securities are Excluded Securities, TPL conducts its own research and consults a number of Christian ministries on these issues. TPL retains the right to change the sources from whom it acquires its information, at its discretion.

For its services, TPL is paid an annual fee equal to 0.85% on the Small-Cap Fund, 1.00% on the Mid-Cap Fund, 0.60% on the Fixed-Income Fund, and 0.60% on the Money Market Fund. A portion of the advisory fees are paid by TPL to: (1) the investment managers for assisting in the selection of portfolio securities for each fund, and (2) Covenant Financial Management ("CFM") as reimbursement for expenses related to the daily operations of the Trust performed by CFM. These fees also cover the expenses of postage, materials, fulfillment of shareholder requests, and a variety of other administrative and marketing expenses. TPL has offices at 1304 West Fairbanks Avenue, Winter Park, Florida, 32789.

Arthur D. Ally. President, Chairman and Trustee of the Trust, is President and 70% shareholder of CFM. CFM is the managing general partner of TPL. TPL has been the Adviser to the Funds since their inceptions. Mr. Ally has over seventeen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. Some or all of these firms may be utilized by an investment manage to execute portfolio trades for a Fund. Neither Mr. Ally nor any affiliated person of the Trust will receive any benefit from such transactions.

TPL and CFM have entered into an agreement whereby TPL pays CFM for certain overhead expenses related to the daily operations of the Trust that CFM carries out. These expenses include: salary of administrative personnel. Shareholder fulfillment, phone lines and office space, and postage and supplies. The annual fee is an amount to cover CFM's costs in providing such services to TPL, payable by TPL on a monthly basis. Both parties have agreed that no profits will accrue to CFM as a result of this agreement. Arthur D. Ally is President and 100% shareholder of CFM.

Investment Managers
-------------------

                                 SMALL-CAP FUND
                                 --------------

Awad & Associates ("Awad"), a division of Raymond James & Associates, Inc., is the investment manager for the Small-Cap Fund. Awad has offices at 477 Madison Avenue, New York, New York 10022, and it is a joint enterprise between James D. Awad, a twenty-nine year veteran of the investment management business, and Raymond James Financial, a diversified financial services firm traded on the New York Stock Exchange. Awad selects the investments for the Small-Cap Fund's portfolio, subject to the investment restrictions of the Trust and under the supervision of TPL.

James D. Awad, Dan Veru and Carol Egan make up the tem responsible for managing the day-to-day investments for the Fund. James Awad is the Senior investment officer of the investment manager. Prior to forming Awad & Associates, Mr. Awad was founder and president of BMI Capital. He also managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has been involved either full or part-time in the investment business since 1965.

For its services as investment manager to the Small-Cap Fund, Awad is paid an annual fee by TPL equal to 0.42% of the Fund's average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

Awad & Associates has served as investment manager to the Fund since January 1, 1997. It also serves as investment co-adviser to two other investment companies:
Heritage Small-Cap Stock Fund and Calvert New Vision Small Cap Fund. As of December 31, 1998, Awad & Associates managed in excess of $900 million in assets.

                                  MID-CAP FUND
                                  ------------

Fox Asset Management, Inc. ("Fox"), 44 Sycamore Avenue, Little Silver, NJ 07739, is responsible for the investment and reinvestment of the Mid-Cap Fund's assets. Mr. J. Peter Skirkanich, President and majority shareholder of Fox, is responsible for the day-to-day recommendations regarding the investment of the Fund's portfolio. Fox was founded in 1987, and offers investment advice and services to individuals, institutions, trusts, charities and regulated investment companies. As of December 31, 1998, Fox managed approximately $2.2 Billion in assets.

Mr. Skirkanich is the founder of the firm, serves as chairman of the firm's investment committee, and is the firm's controlling shareholder, with an approximate holding of 73% of the firm's outstanding stock. Mr. Skirkanich was formerly Managing Director of Dreman Value Management, Inc., an investment counseling firm. Prior to that, he was a Vice President of Investments at Kidder, Peabody & Company and Shearson/American Express, where he managed individual and corporate accounts for twelve years. He began his investment career as an analyst with Prudential Bache Securities.

Prior to embarking on his investment career, Mr. Skirkanich served three years with the U.S. State Department and two years with Ernst & Whinney in both the tax and audit areas. Mr. Skirkanich is a graduate of the Wharton School, University of Pennsylvania. Currently he serves as a trustee on the Board of Overseers for the School of Engineering and Applied Sciences at the University. By gubernatorial appointment, he also serves as a member of the State Investment Council for the State of New Jersey.

For its services as investment manager to the Mid-Cap Series, Fox is paid an annual fee by TPL equal to 0.42% of the Fund's average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

                                FIXED-INCOME FUND
                                -----------------

Carr & Associates, Inc. ("Carr"), 150 Broadway, Suite 509, New York, New York, serves as investment manager to the Fixed Income Variable Series. Carr was founded by Michael F. Carr in 1989 and has provided investment advisory services to institutional and individual investors since that time. Each of the Firm's co-principals is a Chartered Financial Analyst with over 38 years of investment industry experience.

Michael F. Carr, President and Chief Investment Officer for the Firm, is responsible for the day to day recommendations regarding the investment of the
Funds' portfolios. Mr. Carr has spent his entire 40 year career in the investment industry. Immediately prior to founding the firm, Mr. Carr was a Senior Vice President of Shearson Lehman Hutton. Mr. Carr is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the New York Society of Security Analysts. A graduate of the University of Notre Dame, Mr. Carr received his Masters of Business Administration degree from New York University.

For its services as investment manager to the Fixed-Income Series, Carr is paid an annual fee by TPL equal to 0.20% of the Fund's average daily assets.

                              BROKERAGE ALLOCATION

Timothy Partners Ltd.. ("TPL") acts as principal underwriter for the Trust. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. TPL also acts as Investment Adviser to the Trust. TPL is not compensated for providing underwriting services to the Trust.

                             FUND SERVICE PROVIDERS

Custodian
---------
Star Bank, N.A., 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202-1118. holds the investments and other assets of the Funds. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by persons authorized by the Trust. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of any Fund. Portfolio securities of the Funds are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository system of The Depository Trust Company.

Transfer, Dividend Disbursing And Accounting Services Agent
-----------------------------------------------------------
Declaration Service Company provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. Declaration Service Company also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

                               GENERAL INFORMATION

Total return for the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Small-Cap Variable Series' financial performance since its inception on May 22, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available without charge upon request.

The Mid-Cap Variable Series and The Fixed-Income Variable Series are new Funds being offered for the first time by this Prospectus. Accordingly, these Funds have not yet obtained an operating history and have no financial information to report. However, financial highlights for these Funds will be available with the publication of the Trust's next Annual Report.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                  --------------
                                                                  For the Period
                                                                   05/22/98 * to
                                                                      12/31/98
                                                                  --------------
NET ASSET VALUE, BEGINNING OF                                         $ 10.00
PERIOD                                                                -------

   Income From Investment Operations:
   Net investment                                                        0.08
   income
   Net gains on securities
      (both realized and                                                 0.30
   unrealized)
                                                                      -------
        Total from investment                                            0.38
   operations
                                                                      -------

NET ASSET VALUE, END OF                                               $ 10.38
PERIOD                                                                =======

TOTAL                                                                   3.80%
RETURN

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in                                      $   301
   000s)
   Ratio of expenses to average net assets:
       Before expense reimbursement / waiver                           2.88%1
       After expense reimbursement / waiver                            1.20%1
   Ratio of net investment income to average net assets:
       Before expense reimbursement / waiver                           0.98%1
       After expense reimbursement / waiver                            2.66%1
   Portfolio turnover                                                      3%
   rate

 * Commencement of operations
 1 Annualized.

               See accompanying notes to financial statements.

                              FOR MORE INFORMATION

Additional information about the Trust is available in the Trust's annual report to shareholders, dated December 31, 1998 and its semi-annual report to shareholders, dated June 31, 1998. In the Trust's annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last year of operations.

STATEMENT OF ADDITIONAL                      BY MAIL:
INFORMATION (SAI)
                                             The Timothy Plan.
The SAI contains more detailed               c/o Declaration Service Company
Information on all aspects of the            555 north Lane, Suite 6160
Trust.  A current SAI, dated May 1,          Conshohocken, PA  19428
1999, has been filed with the SEC
and is incorporated by reference             BY PHONE:  1-800-626-0201
into (is legally a part of) this
prospectus.                                  ON THE INTERNET:
                                             www.timothyplan.com
To request a free copy of the SAI,
or the Trust's latest annual or semi-        Or you may view or obtain these
annual Report, please contact the Trust.     documents from the SEC.

                                             IN PERSON:  at the SEC's Public
                                             Reference Room in Washington, D.C.

                                             BY PHONE:  1-800-SEC-0330

                                             BY MAIL:  Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C.  20549-6009
                                             (duplicating fee required)

                                ON THE INTERNET:
                                   www.sec.gov


                                The Timothy Plan
                           Investment Company Act No.
                                    811-08228

                       STATEMENT OF ADDITIONAL INFORMATION

                                THE TIMOTHY PLAN

               ADelaware Business Trust and registered investment
                management company offering the following series:


                         THE TIMOTHY PLAN-SMALL-CAP FUND
                          THE TIMOTHY PLAN MID-CAP FUND
                        THE TIMOTHY PLAN FIXED-INCOME FND
                       THE TIMOTHY PLAN MONEY MARKET FUND

                                       AND

                   THE TIMOTHY PLAN SMALL-CAP VARIABLE SERIES
                    THE TIMOTHY PLAN MID-CAP VARIABLE SERIES
                  THE TIMOTHY PLAN FIXED-INCOME VARIABLE SERIES

                                   MAY 1, 1999

--------------------------------------------------------------------------------
                             Timothy Partners, Ltd.
                           1304 West Fairbanks Avenue
                           Winter Park, Florida 32789
                                 (800) 846-7526
--------------------------------------------------------------------------------
This Statement of Additional Information is in addition to and supplements the current Prospectuses of The Timothy Plan (the "Trust"), which currently consists of seven separate investment series, The Timothy Plan Small-Cap Fund, The Timothy Plan Mid-Cap Fund, The Timothy Plan Fixed-Income Fund, the Timothy Plan Money Market Fund, The Timothy Plan Small-Cap Variable Series, The Timothy Plan Mid-Cap Variable Series, and The Timothy Plan Fixed-Income Variable Series.

THE TIMOTHY PLAN (the "Trust") is an open-end diversified investment company, currently offering seven series of shares (collectively, the "Funds"). The Timothy Plan Small-Cap Fund, The Timothy Plan Mid-Cap Fund, and The Timothy Plan Fixed-Income Fund (referred to herein as the "Timothy Funds") currently offers three classes of shares: Class A, Class B, and Class C. The Timothy Plan Money Market Fund (the "Money Market Fund"), and The Timothy Plan .Small-Cap Variable Series, The Timothy Plan Mid-Cap Variable Series, and The Timothy Plan
Fixed-income Variable Series (referred to herein as the "Timothy Variable Funds") offers a single class of shares of the Trust without any sales charges or ongoing sales or distribution fees. The Timothy Variable Funds' shares are only offered to insurance companies for the purpose of funding variable annuity contracts ("VA Contracts"). Presently the Timothy Variable Funds are only offered through offered through separate accounts of the Annuity Investors Life Insurance Company (the "Insurance Company"). The Trust has filed an Application for Exemptive Order with the Securities and Exchange Commission, which, when approved, will allow the Timothy Variable Funds to be offered through the separate accounts of multiple insurance companies.

--------------------------------------------------------------------------------

This statement of additional information is not a prospectus but supplements and should be read in conjunction with the Timothy Plan and the Timothy Plan Variable Series prospectuses. Copies of the prospectuses may be obtained from the Trust without charge by writing the Trust at 1304 West Fairbanks Avenue, Winter Park, Florida 32789 or by calling the Trust at (800) 846-7526. Retain this statement of additional information for future reference.

TABLE OF CONTENTS

THE TIMOTHY PLAN - INVESTMENTS........................................

INVESTMENT RESTRICTIONS...............................................

INVESTMENT ADVISOR....................................................

INVESTMENT MANAGERS...................................................

UNDERWRITER...........................................................

ADMINISTRATOR.........................................................

ALLOCATION OF PORTFOLIO BROKERAGE.....................................

PURCHASE OF SHARES....................................................

     Tax-Deferred Retirement Plans....................................

REDEMPTIONS...........................................................

OFFICERS AND TRUSTEES OF THE TRUST....................................

DISTRIBUTION PLANS....................................................

TAXATION..............................................................

GENERAL INFORMATION...................................................

     Audits and Reports...............................................

     Miscellaneous....................................................

PERFORMANCE...........................................................

     Comparisons and Advertisements...................................

FINANCIAL STATEMENTS..................................................

                         THE TIMOTHY PLAN - INVESTMENTS

Each Fund seeks to achieve its objectives by making investments selected in accordance with that Fund's investment restrictions and policies. Each Fund will vary its investment strategy as described in that Fund's Prospectus to achieve its objectives. This Statement of Additional Information contains further information concerning the techniques and operations of the Funds, the securities in which they will invest, and the policies they will follow.

THE TIMOTHY FUNDS issue three classes of shares (Class A, Class B, and Class C) that invest in the same portfolio of securities. Class A, Class B, and Class C shares differ with respect to sales structure and 12b-1 Plan expenses.

THE TIMOTHY MONEY MARKET FUND offers a single class of shares, the No-load class.

THE TIMOTHY VARIABLE FUNDS issue only one class of shares and are intended to be funding vehicles for variable annuity contracts ("VA Contracts") offered through separate accounts of Annuity Investors Life Insurance Company and other Participating Insurance Companies, if allowed (the "Insurance Companies").

Each Fund has its own investment objectives and policies, and each invests in its own portfolio of securities. Each Fund s seeks to achieve its stated objectives by investing in securities issued by companies which, in the opinion of the Funds' Advisor, conduct business in accordance with the stated philosophy and principles of the Funds. The following information supplements the information provided in each Fund's Prospectus.

COMMON STOCK Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

PREFERRED STOCK Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Trustees. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the Board of Trustees. There is, however, no assurance that dividends will be declared by the Board of Trustees of issuers of the preferred stocks in which the Funds invest.

CONVERTIBLE SECURITIES Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Funds upon conversion of a convertible security will generally be held for so long as the advisor or investment manager anticipates such stock will provide the Funds with opportunities which are consistent with the Funds' investment objectives and policies.

WARRANTS A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the issuer's capital stock at a set price for a specified period of time.

AMERICAN DEPOSITORY RECEIPTS ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Funds may purchase ADRs whether they are "sponsored" or "unsponsored". "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository. "Unsponsored" ADRs are issued without participation of the issuer of the deposited security. The Funds do not consider any ADRs purchased to be foreign. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders. Because each Fund will not invest more than 50% of the value of its total assets in stock or securities issued by foreign corporations, it will be unable to pass through the foreign taxes that Fund pays (or is deemed to pay) to shareholders under the Internal Revenue Code of 1986, as amended (the "Code").

PORTFOLIO TURNOVER It is not the policy of any of the Funds to purchase or sell securities for short-term trading purposes, but the Funds may sell securities to recognize gains or avoid potential for loss. The Funds will, however, sell any portfolio security (without regard to the time it has been held) when the investment advisor believes that market conditions, credit-worthiness factors or general economic conditions warrant such a step. Each Fund presently estimates that its annualized portfolio turnover rate generally will not exceed a range of 50% to 75%, and may be lower than 50%, during most periods. The portfolio turnover rate for the Timothy Plan Small-Cap Fund for the fiscal years ended December 31, 1996, 1997, and 1998 was 93.08%, 136.36%, and 69.42% respectively.
As of December 31, 1998, the portfolio turnover rate for the Timothy Plan Small-Cap Variable Series Fund was 3.00%. The Timothy Plan Mid-Cap Fund, the Timothy Plan Fixed-Income Fund, The Timothy Plan Money Market Fund, the Timothy Plan Mid-Cap Variable Series, and The Timothy plan Fixed-income Variable Series had not commenced operations as of December 31, 1998 and therefore, did not have any portfolio turnover to report. High portfolio turnover would involve additional transaction costs (such as brokerage commissions) which are borne by the Funds, or adverse tax effects. (See "Dividends, Distributions and Taxes" in each Fund's Prospectus.)

                             INVESTMENT RESTRICTIONS

In addition to those set forth in the Funds' current Prospectuses, the Funds have adopted the Investment Restrictions set forth below, which are fundamental policies of each Fund, and which cannot be changed without the approval of a majority of the outstanding voting securities of each Fund. As provided in the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that each Fund will not:

     (1)  issue senior securities;

     (2) engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

     (3) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations;

     (4) invest for the purpose of exercising control or management of another company;

     (5) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

     (6) invest more than 25% of the value of the Fund's total assets in one particular industry, except for temporary defensive purposes;

     (7) make purchases of securities on "margin", or make short sales of securities, provided that the Fund may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith; and

     (8) invest in securities of any open-end investment company, except that the Fund may purchase securities of money market mutual Funds, but such investments in money market mutual Funds may be made only in accordance with the limitations imposed by the 1940 Act and the rules thereunder, as amended. But in no event may a Fund purchase more than 10% of the voting securities, or more than 10% of any class of securities, of another investment company. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered a single class.

     (9) as to 75% of a Fund's total assets, invest more than 5% of its assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities)

     (10) purchase or sell commodities or commodity futures contracts, other than those related to stock indexes.

     (11) make loans of money or  securities,  except (I) by  purchase  of fixed income securities in which a Fund may invest consistent with its investment objectives and policies; or (ii) by investment in repurchase agreements.

     (12) invest in securities of any company if any officer of trustee of the Funds or TPL owns more than 0.5% of the outstanding securities of such company and such officers and trustees, in the aggregate, own more than 5% of the outstanding securities of such company.

     (13) borrow money, except that a Fund may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding of the Fund's assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount not to exceed 33% of the value of the Fund's total assets (including the amount borrowed) at the time the total assets, the Fund will not purchase securities. Interest paid on borrowing will reduce net income.

     (14) pledge, mortgage hypothecate, ort otherwise encumber its assets, except in an mount up to 33% of the value of its net assets, but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions, or

     (15) purchase the securities of any issuer, if, as a result, more than 10% of the value of a Fund's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there is no readily available market quotations, or in repurchase agreements maturing in more than 7 days, if all such securities would constitute more than 10% of a Fund's net assets.

So long as percentage restrictions are observed by a Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of the Fund as a whole will not cause a violation of any of the foregoing restrictions.

                               INVESTMENT ADVISOR

The Trust has entered into an advisory agreement with Timothy Partners, Ltd.(TPL), effective January 19, 1994, as amended August 28, 1995, September 1, 1997, and May 1, 1999,for the provision of investment advisory services on behalf of the Trust to the Timothy Funds, subject to the supervision and direction of the Trust's Board of Trustees. The Investment Advisory Agreement specifies that the advisory fee will be reduced to the extent necessary to comply with the most stringent limits prescribed by any state in which the Funds' shares are offered for sale.

With respect to the Timothy Plan Small-Cap Fund, for the years ended December 31, 1996, 1997, and 1998, advisory fees of $78,848, $142,990, and $215,187 respectively, were payable to TPL and TPL reimbursed the Timothy Fund $194,967, $193,945, and $124,004 respectively. TPL has voluntarily undertaken to waive its advisory fee and reimburse expenses on behalf of the Fund to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed certain percentages for each Fund. The percentages for each Fund are set forth in the Funds' Prospectus. The Timothy Plan Mid-Cap Fund, Fixed -income Fund and Money Market Fund had not commenced operations as of December 31, 1998, so no advisory fees were payable to TPL from those Funds.

The Trust has entered into an advisory  agreement  with Timothy  Partners,  Ltd.
(TPL), effective May 1, 1998, as amended on May 1, 1999, for the provision of investment advisory services on behalf of the Timothy Variable Funds, subject to the supervision and direction of the Fund's Board of Trustees.

As of December 31, 1998, advisory fees payable to TPL for its services to the Timothy Plan Small-Cap Variable Series were $ 876 and the amount reimbursed by TPL to the Fund was $ 1,487. The Mid-Cap Variable Series and the Fixed-Income Variable Series had not commenced operations prior to December 31, 1998, so no advisory fees were payable to TPL.

The Investment Advisory Agreement is initially effective for two years. The Investment Advisory Agreement may be renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

                               INVESTMENT MANAGERS

Pursuant to an agreement between TPL and Awad & Associates ("Awad"), dated January 1, 1997, as amended May 1, 1998 (the "Sub-Investment Advisory
Agreement"), Awad provides advice and assistance to TPL in the selection of appropriate investments for Small-Cap Fund and the Small-Cap Variable Series, subject to the supervision and direction of the Funds' Board of Trustees. As compensation for its services, with respect to each Fund, Awad receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million.

Pursuant to an agreement between TPL and Carr & Associates, Inc. ("Carr"), dated May 1, 1999 (the "Sub-Investment Advisory Agreement"), Carr provides advice and assistance to TPL in the selection of appropriate investments for Fixed-Income Fund, Money Market Fund and the Fixed-income Variable Series, subject to the supervision and direction of the Funds' Board of Trustees. As compensation for its services, with respect to the Fixed-Income Fund and Fixed-Income Variable series, Carr receives from TPL an annual fee at a rate equal to 0.20% of the average net assets of the Funds. As compensation for its services with respect to the money Market Fund, Carr receives from TPL an annual fee at a rate equal to 0.08% of the average net assets of the Fund.

Pursuant to an agreement between TPL and Fox Asset Management, Inc. ("Fox"), dated May 1, 1999 (the "Sub-Investment Advisory Agreement"), Fox provides advice and assistance to TPL in the selection of appropriate investments for Mid-Cap Fund and the Mid-Cap Variable Series, subject to the supervision and direction of the Funds' Board of Trustees. As compensation for its services, with respect to each Fund, Fox receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of the Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million

The Sub-Investment Advisory Agreements are each initially effective for two years. The Agreements may be renewed by the parties after their initial terms only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, and only if the terms of renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at the meeting called for the purpose of voting on such approval. The Sub-Investment Advisory Agreements will terminate automatically in the event of their assignment.

Prior to January 1, 1997, TPL paid Systematic Financial Management, L.L.P. for advice and assistance in the selection of appropriate investments for the Timothy Plan Small-Cap Fund. For the period March 21, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, TPL paid Systematic Financial Management, L.L.P. sub-advisory fees of $3,969, $20,628 and $46,381, respectively. For the fiscal year ended December 31, 1997and 1998, TPL paid Awad & Associates $66,356 and $________, respectively for sub-investment advisory services on behalf of the Timothy Plan Small-Cap Fund and Small Cap Variable Series.

Effective July 1, 1997, Timothy Partners, Ltd. (TPL), 1304 West Fairbanks Avenue, Winter Park, Florida 32789, acts as an underwriter of the Timothy Funds' and the Timothy Variable Funds' shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Fund's Trustees. TPL is not compensated for providing underwriting services to the Funds.

In that regard, TPL has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to TPL as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained by the Funds.

TPL is a broker/dealer registered with the U.S. Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers, Inc.

The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

                                  ADMINISTRATOR

Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428, (the "Administrator"), provides certain services to the Trust pursuant to an Administrative Services Agreement.

Under the Administrative Services Agreement, the Administrator: (1) coordinates with the Custodian and Transfer Agent and monitors the services they provide to the Funds; (2) coordinates with, and monitors, any third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and, after approval by the Funds, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Funds for their approval invoices or other requests for payment of the Funds' expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

Prior to May 1, 1998, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, served as the Administrator. For the period March 21, 1994 (commencement of operations) through December 31, 1994 and for the fiscal years ended December 31, 1995, 1996, 1997, and 1998, the Trust paid $39,583, $54,297,
$62,581,$ 65,386 and $113,738, respectively, for Administration fees.

                        ALLOCATION OF PORTFOLIO BROKERAGE

The Investment Manager, when effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either
(i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Funds or the Investment Manager by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information on the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Funds' Investment Manager may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the Investment Manager in connection with the Funds. Brokerage may also be allocated to dealers in consideration of the each Fund's share distribution but only when execution and price are comparable to that offered by other brokers. For the fiscal years ended December 31, 1996, 1997 and 1998, the Timothy Plan Small-Cap Fund incurred brokerage commissions of $32,684,
$133,628,and $_________ respectively. For the fiscal year ended December 31, 1998, the Timothy Plan Small-Cap Variable Series incurred brokerage expenses of $____________.

TPL, through the Investment Managers, is responsible for making the Funds', portfolio decisions subject to instructions described in each Fund's Prospectus. The Board of Trustees may however impose limitations on the allocation of portfolio brokerage.

Securities held by one Fund may also be held by another or Variable Fund or other accounts for which TPL or the Investment Manager serves as an advisor, or held by TPL or the Investment Manager for their own accounts. If purchases or sales of securities for a Fund or other entities for which they act as investment advisor or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TPL or Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when TPL or an Investment Manager deems the purchase or sale of a security to be in the best interests of one Fund or more Funds or other accounts, they may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Fund or accounts in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by an Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Funds and to such other accounts. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

The Board of Trustees of the Funds periodically reviews the brokerage placement practices of the Investment Managers on behalf of the Funds, and reviews the prices and commissions, if any, paid by the Funds to determine if they were reasonable.

The Investment Managers also may consider sales of the VA Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute transactions for the Timothy Variable Funds. In addition, the Investment Managers may place portfolio trades for both Funds with affiliated brokers. As stated above, any such placement of trades will be subject to the ability of the affiliated broker-dealer to provide best execution, the Trust's procedures governing such affiliated trades and the Conduct Rules of the National Association of Securities Dealers, Inc.

                               PURCHASE OF SHARES

THE TIMOTHY FUNDS

The shares of the Timothy Funds are continuously offered by the distributor. Orders will not be considered complete until receipt by the distributor of a completed account application form, and receipt by the Custodian of payment for the shares purchased. Once both are received, such orders will be confirmed at the next determined net asset value per share, plus the applicable sales load for Class A shares (based upon valuation procedures described in the Prospectus), as of the close of business of the business day on which the completed order is received, normally 4 o'clock p.m. Eastern Time. Completed orders received by the Fund after 4 o'clock p.m. will be confirmed at the next day's price.

TAX-DEFERRED RETIREMENT PLANS (TIMOTHY FUNDS ONLY)

Shares of the Timothy Funds are available to all types of tax-deferred retirement plans such as Individual Retirement Accounts (IRA's) , employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. The Timothy Funds sponsor an IRA. Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred.

A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the employer of many of the record keeping requirements of establishing and maintaining a tax qualified retirement plan trust.

If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into the Timothy Funds' IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer Federal income taxes on your contribution and on any income that is earned on that contribution.

The Timothy Funds also sponsor 403(b)(7) Retirement Plans. The Funds offer a plan for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Timothy Fund as a funding medium for a retirement plan for their employees (the "403(b)(7) Plan"). Contributions are made to the 403(b)(7) Plan as a reduction to the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for Federal Income tax purposes.

The Timothy Funds also offer a Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested.

All the foregoing retirement plan options require special plan documents. Please call the Timothy Funds at (800) TIM-PLAN (800-846-7526) to obtain information regarding the establishment of retirement plan accounts. In the case of IRAs and 403(b)(7) Plans, Semper Trust Company acts as the plan custodian and charges $12.00 per account in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You should consult with your attorney or other tax advisor for specific advice prior to establishing a plan.

TIMOTHY VARIABLE FUNDS

The Timothy Variable Funds currently only offer their shares to the Annuity Investors Life Insurance Company, but may, in the future, offer their shares to other insurance company separate accounts. The Trust has filed an Application For Exemptive Order with the Securities and Exchange Commission seeking an order from the Commission allowing the Timothy Variable Funds to be offered to multiple insurance company separate accounts. The separate accounts invest in shares of the Timothy Variable Funds in accordance with the allocation instructions received from holders of the VA contracts. Shares of the Timothy Variable Funds are sold at net asset value as described in each Fund's Prospectus.

                                  REDEMPTIONS

The redemption price will be based upon the net asset value per share (subject to any applicable CDSC for Class B shares) next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption. Class B shares of the Timothy Funds may be redeemed through certain brokers, financial institutions or service organizations, banks and bank trust departments who may charge a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased directly from the Timothy Funds.

Payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Funds reserve the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days: (i) for any period during which the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the U.S. Securities and Exchange Commission as a result of which disposal of securities owned by the Funds is not reasonably predictable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, or
(iii) for such other periods as the U.S. Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Trust, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. Any portfolio securities paid or distributed in-kind would be valued as described under "Determination of Net Asset Value" in the each Fund's prospectus. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

In-kind payments need not constitute a cross-section of a Fund's' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where a Fund completes such redemption in-kind, that Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption. The shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

                       OFFICERS AND TRUSTEES OF THE TRUST

The Trustees and principal executive officers and their principal occupations for the past five years are listed below.

                                    POSITION AND
                                    OFFICE HELD WITH      PRINCIPAL OCCUPATION
NAME AND ADDRESS             AGE    THE REGISTRANT        DURING THE PAST FIVE YEARS
----------------             ---    --------------        --------------------------
Arthur D. Ally *             56     President and         President, Covenant Financial
1304 West Fairbanks Ave             Trustee               Management, Inc. (1990-present); General
Winter Park, Florida                                      Partner, Timothy Partners, Ltd. (1993-
                                                          present)

Joseph E. Boatwright *       67     Secretary and         Consultant, Greater Orlando Baptist
1410 Hyde Park Drive                Trustee               Assoc. (Ministerial) (1996-present)
Winter Park, Florida                                      Retired; prior thereto Senior Pastor;
                                                          Aloma Baptist Church (1970-1996)

Wesley W. Pennington         67     Trustee               President, Westwind Holdings, Inc.
442 Raymond Ave.                                          (Developmental) (1997-present); President
Longwood, Florida                                         & Sole Shareholder, Weston, Inc., (fabric)
                                                          treatment) (1979-1997); Secretary/
                                                          Treasurer, American Call to Greatness
                                                          (publishing) (1994-1995); President & Sole
                                                          Shareholder, Designer Services Group,
                                                          Inc. (Furniture storage & delivery)
                                                          (1980-1994)

Jock M. Sneddon *            50     Trustee               Physician, Florida Hospital
6001 Vineland Drive                                       Center (present); prior thereto
Orlando, Florida                                          President and Director of Sneddon
                                                          & Helmers M.D. P. A. (1976-1993)

Philip B. Crosby *           71     Trustee               Owner and Founder; Career IV, Inc.
P.O. Box 1927                                             (lecturing),(1991-present);Founder, Philip
Winter Park, FL                                           Crosby, Associates, Inc. (1979-1991 and
                                                          from 1997- present);
                                                          Director, Security National
                                                          Bank (banking) (1991-1995);
                                                          Trustee, Rollins College
                                                          (education) (1994-present)

                                       9

Daniel D. Busby, CPA         56     Trustee               Partner, Busby, Keller & Co.; Consultant
P.O. Box 50188                                            to Non-Profit Organizations (1997-present)
Indianapolis, IN

* These Trustees and officers are considered "interested persons" of the Funds within the meaning of Section 2(a)(19) of the 1940 Act. The Trustees and officers considered "interested persons" are so deemed by reason of their affiliation with the Funds' investment advisor and as a result of being a Trustee and/or officer of the Funds. Mr. Ally is also considered an "interested person" because of his affiliation with TPL, the Fund's principal underwriter.

The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to functions set forth under "Investment
Advisor," "Investment Manager," and "Underwriter," review such actions and decide on general policy. Compensation to officers and Trustees of the Funds who are affiliated with TPL is paid by TPL, and not by the Fund. For the fiscal year ended December 31, 1998, the Timothy Funds did not pay compensation to any of its Trustees. In addition, no Trustee served on the Board of Directors of another investment company managed by TPL for the calendar year ended December 31, 1998. As of December 31, 1998, the Timothy Variable Funds did not pay compensation to any of its trustees.

            DISTRIBUTION PLANS (APPLICABLE ONLY TO THE TIMOTHY FUNDS)

As noted in the Timothy Funds' Prospectus, each Class of the Timothy Funds has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans") whereby the Fund may pay up to a maximum of 0.25% for Class A shares, and up to a maximum of 1.00% for Class B and Class C shares (of which, up to 0.25% may be service fees to be paid by each respective class of shares to TPL, dealers and others, for providing personal service and/or maintaining shareholder accounts) per annum of its average daily net assets for expenses incurred by the Underwriter in the distribution of the Timothy Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to such class of shares.

Pursuant to the Plans, TPL, as underwriter, is entitled to a fee each month (up to the maximum of 0.25% for Class A shares and 1.00% for Class B and Class C shares per annum of average net assets of the Timothy Fund) for expenses incurred in the distribution and promotion of the Timothy Funds' shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 0.25% for Class A shares or 1.00% for Class B and Class C shares per annum will be borne by the TPL without any additional payments by the Timothy Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by TPL for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

Effective July 1, 1997, Timothy Partners, Ltd. (TPL), began serving as the Timothy Funds' sole underwriter. For the period July 1, 1997 to December 31, 1997, the Small-Cap Fund reimbursed TPL $58,563 for distribution-related expenses as follows: $12,917 compensation to dealers for Class A shares and $34, 074 compensation to dealers for Class B shares and $10,572 for servicing the Class B shareholder accounts. As of December 31, 1998, the Small-Cap Fund reimbursed TPL $63,290 for distribution-related expenses as follows: $30,886 compensation to dealers for Class A shares and $32,404 compensation to dealers for Class B shares and for servicing the Class B shareholder accounts

The Plans also provide that to the extent that the Timothy Funds, TPL, the Investment Managers, or other parties on behalf of the Funds, TPL, or the Investment Managers make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Underwriter in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Trustees, including the non-interested Trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Trustees, including all of the Trustees who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Trustees, including a majority of the Trustees who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Trustees on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Trustees of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                                    TAXATION

The Timothy Funds and the Timothy Variable Funds intend to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

As noted in its Prospectus, the Timothy Variable Funds must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Timothy Variable Funds' assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. For information concerning the consequences of failure to meet the requirements of
Section 817(h), refer to the respective prospectuses for the VA Contracts.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Funds' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on December 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Funds. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by the Funds may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days.

The Funds will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains, and the portion of its dividends which may qualify for the 70% deduction.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

Each Class of shares of the Timothy Funds will share proportionately in the investment income and expenses of that Fund, except that each class will incur different distribution expenses.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

                               GENERAL INFORMATION

AUDITS AND REPORTS
------------------
The accounts of the Trust are audited each year by Tait, Weller & Baker of Philadelphia, PA, independent certified public accountants whose selection must be ratified annually by the Board of Trustees.

Shareholders receive semi-annual and annual reports of the Funds, including the annual audited financial statements and a list of securities owned.

MISCELLANEOUS
-------------
As of April 2, 1998, no one owned of record or exercised voting control over 5% of the outstanding shares of the Class A or Class B shares of the Trust.

                                  PERFORMANCE

Performance information for the Class A and Class B shares of the Timothy Small-Cap Fund and the Timothy Small-Cap Variable Fund will vary due to the effect of expense ratios on the performance calculations. TOTAL RETURNS AND YIELDS QUOTED FOR THE TIMOTHY SMALL-CAP VARIABLE FUND INCLUDE THE FUND'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT.

BECAUSE SHARES OF THE TIMOTHY VARIABLE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF YOUR VA CONTRACT FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of the Timothy Variable Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing the Timothy Variable Funds' performance to that of other mutual funds.

Current yield and total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from the Funds investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, the Funds may include their distribution rates in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

U.S. Securities and Exchange Commission ("Commission") rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used by the Funds to compute or express performance follows.

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the Commission formula:

               P(1+T)/n/ = ERV
where:
P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years.
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods, determined at the end of the one, five or ten-year periods (or fractional portion thereof).

COMPARISONS AND ADVERTISEMENTS
------------------------------

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding the Funds may discuss total return for the Funds as reported by various financial publications. Advertisements may also compare total return to total return as reported by other investments, indices, and averages. The following publications, indices,and averages may be used:

  Lipper Mutual Fund Performance Analysis;
  Lipper Mutual Fund Indices;
  CDA Weisenberger; and
  Morningstar

From time to time, the Funds may also include in sales literature and advertising (including press releases) TPL comments on current news items, organizations which violate the Funds' philosophy (and are screened out as unacceptable portfolio holdings), channels of distribution and organizations which endorse the Fund as consistent with their philosophy of investment.

                              FINANCIAL STATEMENTS

The Timothy Plan Small-Cap Fund's Financial Statements, including the notes thereto, dated December 31, 1998, which have been audited by Tait, Weller & Baker, are incorporated by reference from the Timothy Fund's 1998 Annual Report to Shareholders. The Timothy Plan Small-Cap Variable Series Financial Statements, including the notes thereto, dated December 31, 1998, which have been audited by Tait, Weller & Baker, are incorporated by reference from the Timothy Fund's 1998 Annual Report to Shareholders.

                           PART C. OTHER INFORMATION.

ITEM 23.  EXHIBITS.
-------------------

(A) Agreement and Declaration of Trust is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99(1) to Item 24 as electronically filed on April 26, 1996.

(B) By-Laws of Registrant dated January 19, 1994 is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99(2) to Item 24 as electronically filed on April 26, 1996.

(C)  None

(D)  Investment Advisory Agreements:

     (a)(i) Form of Amendment to Investment Advisory Agreement dated May 1, 1999 between the Registrant and Timothy Partners, Ltd. is filed herewith electronically.

     (a)(ii) Form of Amendment to Investment Advisory Agreement dated May 1, 1998 between the Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post-Effective No. 8 as Exhibit No. 99(5)(a)(ii) to Item 24 as electronically filed on April 16, 1998.

     (a)(iii) Amendment dated March 12, 1997 to Investment Advisory Agreement dated January 19, 1994 between Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post-Effective No. 6 as Exhibit No. 99(5)(a)(i) to Item 24 as electronically filed on July 18, 1997.

     (a)(iv) Amendment dated August 28, 1995 to Investment Advisory Agreement dated January 19, 1994 between Registrant and Timothy Partners,
               Ltd. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99(5)(a)(i) to Item 24 as electronically filed on April 26, 1996.

     (a)(v) Investment Advisory Agreement dated January 19, 1994 between Registrant and Timothy Partners, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 4 as Exhibit No. 99(5)(a)(ii) to Item 24 as electronically filed on April 26, 1996.

     (b)(i) Sub-Investment Advisory Agreement dated May 1, 1999 between Timothy Partners, Ltd., Carr & Associates and the Registrant is filed herewith electronically.

     (b)(ii) Sub-Investment Advisory Agreement dated May 1, 1999 between Timothy Partners, Ltd., Fox Asset Management and the Registrant is filed herewith electronically.

     (b)(iii) Form of Amendment to Sub-Investment Advisory Agreement dated May 1, 1998 between Timothy Partners, Ltd., Awad & Associates and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 8 as electronically filed on April 16, 1998.

     (b)(iv) Sub-Investment Advisory Agreement dated January 1, 1997 among Timothy Partners, Ltd., Awad & Associates and the Registrant is incorporated by reference to Post-Effective Amendment No. 5 as
               Exhibit 99(5)(b)(i).

(E)  DISTRIBUTION AGREEMENTS:

     Underwriting Agreement dated July 1, 1997 between the Registrant and Timothy Partners, Ltd. is incorporated herein by reference to
     Post-Effective No. 6 as Exhibit No. 99(6)(a)(i) to Item 24 as electronically filed on July 18, 1997.

(F)  None

(G)  CUSTODIAN AGREEMENT

     Custodian Agreement between Registrant and The Bank of New York, dated November 11, 1994 is incorporated herein by reference to Post Effective Amendment No. 5.

(H)  OTHER MATERIAL CONTRACTS:

     (a)(i) Form of Amendment dated May 1,1998 to Shareholder Services Agreement dated January 19, 1994 between the Registrant and FPS Services, Inc., is incorporated herein by reference to Post-Effective Amendment No. 8 as electronically filed on April 26, 1996.

     (a)(ii)   Amendment  dated  February  23,  1996,  to  Shareholder  Services
               Agreement  dated  January 19,  1994  between  Registrant  and FPS
               Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (9)(a)(i) to Item 24 as electronically filed on April 26, 1996.

     (a)(iii) Shareholder Services Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99
               (9)(a)(ii) to Item 24 as electronically filed on April 26, 1997.

     (b)(i) Form of Amendment dated May 1, 1998 to Administration Agreement dated January 19, 1994 between the Registrant and FPS Services, Inc. is filed herewith electronically.

     (b)(ii) Amendment dated February 23, 1996, to Administration Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (9)(b)(i) to Item 24 as electronically filed on April 26, 1996.

     (b)(iii) Administration Agreement dated January 19, 1994 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99
               (9)(b)(ii) to Item 24 as electronically filed on April 26, 1996.

     (c)(i) Form of Amendment dated May 1, 1998 to Accounting Series Agreement dated February 23, 1996 between the Registrant and FPS Services, Inc., is filed herewith electronically.

     (c)(ii) Accounting Services Agreement dated February 23, 1996 between Registrant and FPS Services, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99
               (9)(c) to Item 24 as electronically filed on April 26, 1996.

     (d)(i) Amendment dated May 1, 1996 to Administrative Agreement dated January 19, 1994 between Registrant and Covenant Financial Management, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (9)(d)(i) to Item 24 as electronically filed on April 26, 1996.

     (d)(ii) Administrative Agreement dated January 19, 1994 between Registrant and Covenant Financial Management, Inc. is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (9)(d)(ii) to Item 24 as electronically filed on April 26, 1996.

     (e)(i) Form of Participation Agreement dated May 1, 1998 among the Registrant on behalf of The Timothy Plan Variable Series, Annuity Investors Life Insurance Company and Timothy Partners, Ltd. is filed herewith electronically.

(I)  OPINION AND CONSENT OF COUNSEL AS TO THE LEGALITY OF THE  SECURITIES  TO BE
     ISSUED:

     (a) To be filed by the Registrant on a yearly basis along with its Rule 24f-2 Notice.

(J)  CONSENTS

     (a)       Consent of Tait, Weller & Baker is filed herewith electronically.

(K)  None.

(L)  LETTERS OF UNDERSTANDING RELATING TO INITIAL CAPITAL:

     (a) Investment letters between the Registrant and Phillis B. Crosby, Michael J. Demaray, Thomas J. Snyder, William R. Cadle, Bernice
               I. Cradle, Mary A. Gibson, Delbert E. Rich, Gwynn M. Reel, Charles E. Davis, Gregory Tighe and Frank Salerno are incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (13) to Item 24 as electronically filed on April 26, 1996.

(M)  PLANS UNDER 12b-1:

     (a)       Distribution  Plan  dated May 1, 1999 on behalf of Class A Shares
               for  the  Mid-Cap  and  Fixed-Income   Funds  is  filed  herewith
               electronically.

     (a)(i) Addendum dated July 1, 1997 on behalf of Class A shares of the Small-Cap Fund is incorporated herein by reference to Post-Effective No. 6 as Exhibit No.99(15)(a)(i) to Item 24 as electronically filed on July 18, 1997.

     (a)(ii) Distribution Plan dated February 10, 1996, on behalf of Institutional Class shares of the Small-Cap Fund is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99 (15)(a) to Item 24 as electronically filed on April 26, 1996.

     (b)       Distribution  Plan  dated May 1, 1999 on behalf of Class B Shares
               for  the  Mid-Cap  and  Fixed-Income   Funds  is  filed  herewith
               electronically.

     (b)(i) Distribution Plan dated September 22, 1997 on behalf of Class B shares of the Small-Cap Fund is incorporated herein by reference to Post-Effective No. 6 as Exhibit No. 99(15)(b)(i) to Item 24 as electronically filed on July 18, 1997 filed herewith.

     (b)(ii) Addendum dated July 1, 1997 on behalf of Class B shares of the Small-Cap Fund is incorporated herein by reference to Post-Effective No. 6 as Exhibit No. 99(15)(b)(ii) to Item 24 as electronically filed on July 18, 1997.

     (b)(iii) Distribution Plan dated February 10, 1996, on behalf of the Retail shares of the Small-Cap Fund is incorporated herein by reference to Post Effective Amendment No. 4 as Exhibit No. 99
               (15)(b) to Item 24 as electronically filed on April 26, 1996.

     (c) Distribution Plan dated May 1, 1999 on behalf of Class C Shares for the Small-Cap, Mid-Cap and Fixed-Income Funds is filed herewith electronically.


(N)  Financial Data Schedule is filed herewith electronically.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
------------------------------------------------------------------------

None.

ITEM 25.  INDEMNIFICATION.
--------------------------

Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or Trustee of the Fund shall have any liability to the Fund or its shareholders for damages, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

The Delaware Business Trust Act, section 3817, permits a business trust to indemnify any Trustee, beneficial owner, or other person from and against any claims and demands whatsoever. Section 3803 protects a Trustee, when acting in such capacity, from liability to any person other than the business trust or beneficial owner for any act, omission, or obligation of the business trust or any Trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustees shall not be liable for any neglect or wrong-doing of any officer, agent, employee, manager or underwriter of the Fund, nor shall any Trustee be responsible for the act or By-Laws, the Fund may indemnify to the fullest extent each Trustee and officer of the Fund acting in such capacity, except each Trustee and officer of the Fund acting in such capacity, except as otherwise provided in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the Trustees shall not be liable for any neglect or wrong-doing of any officer, agent, employee, manager or underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of; the By-Laws, the Fund may indemnify to the fullest extent each Trustee and officer of the Fund acting in such capacity, except that no provision in the Agreement and Declaration of Trust shall be effective to protect or purport to protect and indemnify any Trustee or officer of the Fund from or against any liability to the Fund or any shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The By-Laws provide indemnification for each Trustee and officer who is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Fund's best interests and (b) in all other cases, that his conduct was at least not opposed to the Fund's best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. Further, no indemnification shall be made:

(a) In respect of any proceeding as to which any Trustee or officer of the Fund shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b) In respect of any proceeding as to which any Trustee or officer of the Fund shall have been adjudged to be liable in the performance of that person's duty to the Fund, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Fund or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

(c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

In any event, the Fund shall indemnify each officer and Trustee against reasonable expenses incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such Capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties or office. The Fund shall advance to each officer and Trustee who is made a party to the proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. See also Item 32.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISOR.
----------------------------------------------------

Timothy Partners, Ltd. ("TPL") serves as investment advisor of the Fund. The following persons serving as directors or officers of TPL have held the following positions with TPL for the past two years.

                      Position and             Positions with
Name and              Offices with             Offices with
Business Address      Timothy Partners, Ltd.   the Registrant
----------------      ----------------------   --------------

Arthur D. Ally        President of Covenant    President and
                      Fund, Inc.; Managing     Trustee
                      General Partner of
                      Timothy Partners, Ltd.
                      and Individual General
                      Partner of Timothy
                      Partners, Ltd.

Covenant Financial Management, Inc. is a marketing/consulting firm owned by Arthur Ally that will render consulting advise to TPL with regard to marketing plans to be employed to target potential investor groups that might be interested in investing in the Fund because of its investment objectives and criteria.

ITEM 27. PRINCIPAL UNDERWRITER.
-------------------------------

(a)  Timothy  Partners,   Ltd.  (TPL)  is  the  principal  underwriter  for  the
     Registrants securities and currently acts as underwriter for the Registrant only.

(b) The table below sets forth certain information as to the Underwriter's Directors, Officers and Control Persons:


Name and                        Position and Offices              Positions and Offices
Business Address                with Underwriter with             the Registrant
----------------                ------------------------          ---------------------
Arthur D. Ally                  President of Covenant             President and
1304 West Fairbanks Avenue      Fund, Inc.; Managing              Trustee
Winter Park, Florida 32789      General Partner of
                                Timothy Partners, Ltd.
                                and Individual General
                                Partner of Timothy
                                Partners, Ltd.

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
-------------------------------------------

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, is maintained by the Fund at 1304 West Fairbanks Avenue, Winter Park, Florida 32789, except for those maintained by the Fund's Custodian, Star Bank, N.A. Cincinatti, Ohio, and the Fund's Administrator, Transfer, Redemption and Dividend Disbursing Agent and Accounting Services Agent, Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken PA 19428.

ITEM 29.  MANAGEMENT SERVICES.
------------------------------

Not applicable.

ITEM 30.  UNDERTAKINGS.
-----------------------

(a)  Inapplicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Winter Park, State of Florida, on the 17th day of March, 1999.


THE TIMOTHY PLAN

By: /s/ Arthur D. Ally
    -------------------------------------
    Arthur D. Ally, President & Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registrant's Registration Statement has been signed below by the following persons in the capacities indicated.

Signature                              Title               Date
---------                              -----               ----

/s/ Arthur D. Ally*
----------------------------   President and Trustee    March 17, 1999

/s/ Joseph E. Boatwright*
----------------------------   Secretary and Trustee    March 17, 1999

/s/ Wesley Pennington*
----------------------------   Treasurer and Trustee    March 17, 1999

/s/ David Fry
----------------------------   Trustee                  March 17, 1999

/s/ Jock M. Sneddon*
----------------------------   Trustee                  March 17, 1999

/s/ Philip B. Crosby*
----------------------------   Trustee                  March 17, 1999

/s/ Daniel D. Busby*
----------------------------   Trustee                  March 17, 1999

*By: /s/ Arthur D. Ally
     -------------------------------------
     Arthur D. Ally,  as
     Attorney-in-Fact & Agent, pursuant
     to Power of Attorney

EXHIBITS

24(D)(a)(i)  Form of Amendment to Investment Advisory Agreement
24(D)(b)(i)  Form of Sub-Advisory Agreement with Carr & Associates
24(D)(b)(ii) Form of Sub-Advisory Agreement with Fox Investment Management, Inc.
24(J)        Auditors Consent
24(M)(a)     Distribution Plan, Class A Shares
24(M)(b)     Distribution Plan, Class B Shares
24(M)(c)     Distribution Plan, Class C shares
24(N)(a)     Financial Data Schedule- Class A, Small-Cap-Fund
24(N)(b)     Financial Data Schedule- Class B, Small-Cap Fund
24(N)(c)     Financial Data Schedule- Small-Cap Variable Series